PROSPECTUS
                         EMERGING MARKETS GROWTH FUND, INC.
                                   Common Stock

     Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 in the United States under the laws of the State of Maryland. The Fund is a diversified, closed-end management investment company. The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Investment in developing country securities involves certain risks and other considerations which are not normally involved in investment in securities of U.S. companies. See "Investment Objective and Policies" and "RISK FACTORS AND OTHER CONSIDERATIONS." The address of the Fund is 11100 Santa Monica Boulevard, Los Angeles, California USA 90025. Telephone: (310) 996-6000.

      The Fund's investment adviser is Capital International, Inc. (the "Manager").

      The Fund is offering an additional 12,000,000 shares of its common stock, par value $.01 per share (the "Shares"), pursuant to this Prospectus (the "Offering"). The Shares will be offered by the Fund on a continuous basis until all Shares have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently the Fund's management has been directed by the Board not to sell any shares in any month following a month-end on which the Fund is not at least approximately 90% invested in developing country securities, as described in the Prospectus. There has been no public trading market for the Shares and none is expected to develop. Accordingly, the Shares should not be considered readily marketable. In addition, the Fund imposes certain limitations and restrictions on the transfer of Shares. See "Restrictions on Transfer."

    This Prospectus sets forth concisely the information an investor should know before investing and should be retained for future reference. Additional information about the Fund has been filed with the U.S. Securities and Exchange Commission ("SEC") and is available from the Fund upon written or oral request and without charge.


     These securities have not been approved or disapproved by the securities and exchange commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.
any representation to the contrary is a criminal offense.

                                 Sales           Proceeds to
                 Price to        Load /1/        The Fund /3/
                 Public /1/

Per Share        $38.62          $ N/A           $38.62

Total /2/        $38.62          $ N/A           $1,032,882,957.06


/1/ The Shares are offered on a best efforts basis by the officers and directors of the Fund. No commission or remuneration will be paid to such persons in connection with the sale of Shares. The Shares being sold include 12,000,000 Shares currently being registered and 17,834,863 Shares previously registered by the Fund that remained unsold as of October 23, 1998. The price to public is equal to the net asset value, next determined after the order to purchase Shares has been received by the Fund. As of October 23, 1998 the net asset value and price per Share was $38.62.

/2/ Assuming all Shares currently registered are sold pursuant to continuous offering.

/3/ Before deducting expenses of the offering borne by the Fund estimated to be $124,475.

               The date of this Prospectus is October 23, 1998.

============================================================
         T A B L E   O F   C O N T E N T S
============================================================
  Item     Page No.

SUMMARY OF FUND EXPENSES                        3

PROSPECTUS SUMMARY                              4

FINANCIAL HIGHLIGHTS                            8

THE FUND                                        9

USE OF PROCEEDS                                 10

RISK FACTORS AND OTHER CONSIDERATIONS           10

INVESTMENT OBJECTIVE AND POLICIES               13

MANAGEMENT                                      23

COMMON STOCK                                    30

PROPOSED CONVERSION TO OPEN-END INTERVAL STATUS   31

PRINCIPAL SHAREHOLDERS                          32

THE OFFERING                                    32

SHARES ELIGIBLE FOR FUTURE SALE                 34

VALUATION                                       34

DIVIDENDS AND DISTRIBUTIONS                     35

REPURCHASE OF SHARES                            35

RESTRICTIONS ON TRANSFER                        36

PORTFOLIO TRANSACTIONS AND BROKERAGE            37

REPORTS, LISTING AND PUBLICATION OF VALUE       38

TAX CONSIDERATIONS                              39

GENERAL INFORMATION                             44

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR                    44

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL       44

AVAILABLE INFORMATION                           45


                            SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses

         Sales Load (as a percentage of offering price)               None
         Dividend Reinvestment and Cash Purchase Plan Fees            None

Annual Fund Operating Expenses (as a percentage of net assets)

         Management Fees*                                             0.63%
         Other Expenses**                                             0.18%
                                                                      -----
Total Annual Fund Operating Expenses***                               0.81%
                                                                      =====


    The purpose of the table above is to help you understand all fees and expenses that you, as a Fund shareholder, would bear directly or indirectly.

* The Manager's fee, which is payable monthly, is assessed at the annual rates of 0.90% of the first $400 million of aggregate net assets; 0.80% of aggregate net assets from $400 million to $1 billion; 0.70% of aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; 0.56% of aggregate net assets from $11 billion to $15 billion; 0.54% of aggregate net assets from $15 billion to $20 billion; and 0.52% of aggregate net assets in excess of $20 billion.

** "Other Expenses" are estimated and include non-U.S. taxes paid or accrued on net investment income as a result of investing in certain foreign countries.

*** The expenses shown in the table are for the current fiscal year and are based upon the net assets of the Fund after giving effect to the anticipated net proceeds from sales of Shares being offered by this Prospectus. Total expenses excluding non-U.S. taxes (as a percentage of net assets) are anticipated to be 0.77% for the current fiscal year.

Example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year         Three Years        Five Years         Ten Years

$8               $26                $45                $101


     This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


                           PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus.

THE FUND

Emerging Markets Growth Fund, Inc. (the "Fund") was established in March, 1986 as a corporation in the United States under the laws of the State of Maryland. The Fund is registered with the SEC as a closed-end diversified management investment company under the Investment Company Act of 1940 (the "Act").

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. A developing country security is a security of an issuer that is domiciled and has its principal place of business in a country which, in the opinion of the Fund's Board of Directors, is generally considered to be a developing country by the international financial community, including the International Bank for Reconstruction and Development ("The World Bank") and the International Monetary Fund. The Fund intends to invest principally in developing country securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter ("OTC") market and whose issuers are domiciled in countries that have securities markets approved for investment by the Fund's Board of Directors ("qualified markets"). In determining whether to approve markets for investment, the Board of Directors will take into account, among other things, market liquidity, investor information and government regulation, including fiscal and foreign exchange repatriation rules. The following countries currently have qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. Consistent with the Fund's investment objective, the Fund also engages in foreign currency hedging transactions. See "Investment Objective and Policies." The Fund may also enter into transactions in derivative instruments for risk management, investment and other purposes including options on securities and securities indexes, futures contracts with respect to securities, securities indexes, or currencies, swap agreements, and equity-linked notes. These instruments may be more volatile than other portfolio instruments held by the Fund, and there can be no assurance that use of any such instrument will be successful in reducing portfolio risk or increasing portfolio returns. Successful use of these instruments by the Fund depends on the ability of Capital International, Inc., the investment adviser of the Fund (the "Manager") to correctly predict future movements in interest rates, security prices, or other market indicators.

THE OFFERING

The Shares will be offered by the Fund on a continuous basis until all Shares offered hereunder have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently, the Fund's management has been directed by the Board not to sell any Shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. This limitation may be modified at any time by the Board of Directors of the Fund.


The Shares offered under this Prospectus include 12,000,000 Shares currently registered with the SEC as well as the unsold portion of Shares that were previously registered (a total of 17,834,863 Shares were unsold as of October 23, 1998). Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6153) or facsimile (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Payment, which may be in the form of check or by wire, must be received on or prior to the third business day following the date on which the price is determined at the direction of the Fund's officers. At the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. See "The Offering."


INVESTOR SUITABILITY REQUIREMENTS AND MINIMUM PURCHASES

The Fund has established suitability standards which require that each investor that is a "company" (as that term is defined in the 1940 Act) must have total assets in excess of U.S. $5 million. A prospective investor that is a natural person must be an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"). For example, an individual with a net worth in excess of U.S. $1 million or an individual income in excess of U.S. $200,000 during each of the two most recent years with a reasonable expectation of reaching the same income level in the current year qualify as "accredited investors." The minimum initial purchase pursuant to this offering (for companies and natural persons) is $100,000 (approximately 2,589 Shares based on the offering price at the date of this Prospectus) and $25,000 thereafter. No investor may purchase or otherwise acquire an amount of Shares that would result in its owning, together with affiliates (as such term is defined under the Securities Exchange Act of 1934, as amended (the "1934 Act")), more than 15% of the Fund's outstanding Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation).


BOARD OF DIRECTORS

The Fund's Board of Directors is responsible for the overall supervision of the operations of the Fund. See "Management."

INVESTMENT ADVISER

Capital International, Inc. manages the investment portfolio and business affairs of the Fund subject to policies established by the Fund's Board of Directors. See "Management."

MANAGER'S FEES AND OTHER EXPENSES

The Fund pays the Manager monthly a fee at the annual rate of 0.90% of the first $400 million of the aggregate net assets of the Fund. The annual rate is reduced to .80% of the aggregate net assets from $400 million to $1 billion; and to 0.70% of such aggregate net assets from $1 billion to $2 billion; 0.65% of aggregate net assets from $2 billion to $4 billion; 0.625% of aggregate net assets from $4 billion to $6 billion; 0.60% of aggregate net assets from $6 billion to $8 billion; 0.58% of aggregate net assets from $8 billion to $11 billion; 0.56% of aggregate net assets from $11 billion to $15 billion; 0.54% of aggregate net assets from $15 billion to $20 billion; and 0.52% of aggregate net assets in excess of $20 billion. The Manager's fee is higher than that paid by most other U.S. investment companies primarily because of the additional time and expense required of the Manager in pursuing the Fund's investment objective of seeking long-term capital growth through investment in developing country equity securities. In addition, other Fund expenses are borne by the Fund.

RESTRICTIONS ON TRANSFER

All Shares of the Fund--including the Shares to be issued in this offering--rank equally with all other Shares with respect to dividends, voting rights, liquidation rights and other matters. See "Management" and "Common Stock."

There are significant restrictions placed on transfers of Shares in secondary transactions. Purchasers must meet suitability standards that generally require the purchaser to be an "accredited investor" within the meaning of Regulation D under the 1933 Act, own less than 15% of the Fund's outstanding Shares, and have an account balance with the Fund of at least $100,000. All investors purchasing Shares pursuant to this Offering are required to make this representation and to agree to this restriction. See "Restrictions on Transfer."

In light of the risks involved in an investment in the Fund and the limited market for the Shares, Shares should not be purchased unless the purchaser is capable of bearing the significant risk of maintaining such an investment for an indefinite period.

TENDER OFFERS

As a closed-end fund, the Fund's Board of Directors presently intends to consider, on approximately a quarterly basis, whether to authorize the repurchase by the Fund of up to 5% of the Fund's issued and outstanding Shares at the then net asset value of such Shares. There is no guarantee that the Fund will repurchase any Shares or that Shares tendered pursuant to a tender offer made by the Fund will in fact be purchased. The Fund has received an exemptive order from the SEC permitting the Fund to repurchase Shares in connection with tender offers while it is engaged in a continuous distribution of Shares. However, pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. See "Repurchase of Shares."

RISK FACTORS AND OTHER CONSIDERATIONS

Investing in equity securities of issuers in a variety of developing countries involves certain special risks considerations, which may include (1) investment and repatriation restrictions, (2) currency fluctuations, (3) potential unusual market volatility, (4) government involvement in the private sector, (5) limited investor information, (6) shallow securities markets, (7) certain local tax laws, (8) limited regulation of the securities markets, (9) limitations on obtaining and enforcing judgment against non-U.S. residents, (10) risks associated with investments in loan participations, (11) settlement risks, and
(12) the risks associated with ownership of Russian securities. Although the foregoing considerations also may be present in the case of investments in securities of issuers located in the U.S. or other countries that are members of the Organization for Economic Cooperation and Development ("OECD"), they are present to a greater degree in connection with the Fund's investments in equity securities of issuers in developing countries. See "Risk Factors and Other Considerations." In addition, to the extent a secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. Accordingly, Shares of the Fund are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.

                             FINANCIAL HIGHLIGHTS

The table below provides per share data and ratios for one share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes which appear elsewhere in this Prospectus. The financial statements and notes and the financial information in the table below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon, as is relates to the years 1994 to 1998, is also included elsewhere in this Prospectus.


Per-Share Data and Ratios
                                Years Ended June 30

                                1998          1997      1996       1995       1994       1993       1992       1991        1990
                                ------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
of Year                        $70.87       $57.57     $52.36     $58.75     $44.95     $38.64     $32.73     $32.81     $25.51

 Income from Investment
   Operations:

  Net investment income        1.56         1.61       1.30       .87        .53        .62        .55        .83        .83

  Net realized and
   unrealized gain (loss) on
   investments before non-
   U.S. taxes                   (20.69)      14.51      6.49       (.79)      15.29      7.33       8.87       3.89       10.46
   Non-U.S. taxes               .05          (.01)      (.01)      (.03)      (.39)      (.06)      (.28)      (.38)      (.02)
                                -------      ------     -----      -----      -----      -----      -----      -----      -----
   Total income from investment
   operations                   (19.08)      16.11      7.78       .05        15.43      8.01       9.14       4.34       11.27
                                ------       -----      -----      -----      -----      -----      -----      -----      -----
LESS DISTRIBUTIONS:
   Dividends from net investment
   income                       (2.36)       (1.79)     (1.30)     (.63)      (.49)      (.56)      (.56)      (.92)      (.85)

   Distributions from
   net realized
   gain                         (3.38)       (1.02)     (1.27)     (5.81)     (1.14)     (1.14)     (2.67)     (3.50)     (3.12)
                                -----        -----      -----      -----      -----      -----      -----      -----      -----
       Total distributions      (5.74)       (2.81)     (2.57)     (6.44)     (1.63)     (1.70)     (3.23)     4.42       (3.97)
                                -----        -----      -----      -----      -----      -----      -----      -----      -----
   Net Asset Value, End of Year $46.05       $70.87     $57.57     $52.36     $58.75     $44.95     $38.64     $32.73     $32.81
                                ======       ======     ======     ======     ======     ======     ======     ======     ======
Total Return                    (27.56)%     29.17%     15.49%     (1.22)%    34.33%     21.55%     29.73%     18.08%     45.52%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in
   millions)                    $12,364      $13,584    $8,451     $5,572     $4,170     $2,574     $1,561     $703       $666
   Ratio of expenses to
    average net assets           .76%         .78%       .84%       .91%       1.00%      1.01%      1.11%      1.18%      1.25%
   Ratio of expenses and
   non-U.S. taxes to average
   net assets                    .80%         .78%       .85%       .94%       1.04%      1.07%      1.18%      1.31%      1.25%
   Ratio of net income to
   average net assets           2.58%        2.74%      2.54%      1.70%      .91%       1.82%      1.84%      2.78%      3.21%
   Average commissions paid per
   share /1/                    .06 cts      .13 cts    .10cts     .02cts     .01cts     .02cts     .02cts     N/A        N/A
  Portfolio turnover rate       23.41%       23.75%     17.78%     23.75%     18.13%     11.97%     16.03%     26.38%     28.45%



/1/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over the counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

                               THE FUND

Emerging Markets Growth Fund, Inc. (the "Fund") is a corporation organized under Maryland law on March 10, 1986 for the purpose of investing in developing country securities (as that term is defined below). The Fund is designed for institutional investors and "accredited investors" (see "Investor Suitability Requirements and Minimum Purchases," above) desiring to achieve international diversification by participating in the economies of various countries with emerging securities markets. By investing in the securities of several such markets, the Fund is intended to complement and provide an alternative to certain other investment companies which invest exclusively in the securities of issuers in a single country.

 The Fund was created to take advantage of a perceived growing potential for foreign portfolio investment in emerging securities markets. While the management of the Fund believes there may be regulatory, financial, technical and other barriers to the development of this potential, in the opinion of Fund management, substantial investment opportunities exist in these markets. The management of the Fund believes that the existence of these opportunities is supported by, among other things:

1) the performance in certain periods of a number of actively traded stocks of certain issuers in these markets;

2) the relatively low valuations, from time to time, of certain securities in these markets;

3) a growing desire for and knowledge concerning international diversification among portfolio investors; and

4) a growing receptiveness to foreign portfolio investment among policy makers in many developing countries, based on their growing appreciation for the important role of equity capital and the contribution of securities markets to a strong financial sector.

     The Fund will seek access to securities markets in certain developing countries that are currently effectively closed to foreigners (non-residents). It is hoped that the Fund's activities will result in improvement in the terms of access to various markets.

     The management of the Fund believes that the Fund may provide investors with an opportunity to participate in the price appreciation of developing country securities. The management of the Fund also believes that the Fund will allow investors to diversify their portfolios by country and industry, thus reducing the risks associated with downturns in any one industry or market. Additionally, the Fund will allow for international diversification away from the more well-known securities of issuers located in countries that are members of OECD. HOWEVER, THERE CAN BE NO ASSURANCE THAT THESE OBJECTIVES WILL BE MET.
                             CAPITALIZATION

     To obtain its initial capitalization of $50,000,000, the Fund in June 1986 sold 5,000,000 Shares at a price of $10.00 each in a private offering to a limited number of institutional investors. Since that time, the Fund has issued additional Shares in several private offerings and several public offerings and pursuant to reinvestment of dividends and capital gain distributions to its Shareholders.


     As of September 30, 1998 there were 740 holders of Shares, and 294,649,091 Shares outstanding. The Fund's aggregate net assets were approximately $10.7 billion. If all Shares offered by the Fund pursuant to this Prospectus are sold, the Fund would have 326,033,115 Shares outstanding and approximately $12.6 billion in aggregate net assets (assuming all Shares had been sold at prices based on the net asset value per Share as of October 23, 1998).


     Currently, there are no outstanding warrants, rights, options or similar features relating to the purchase of the Fund's Shares (see "Common Stock"). The Board of Directors may from time to time permit the issuance of Shares for reinvestment of dividends or capital gain distributions or in additional private or public offerings. The Fund reserves the right to make additional private or public offerings in the future if it believes that such offerings would be in the best interests of the Fund and the Fund's Shareholders. In addition, the Fund expects to continue its current practice of issuing additional Shares for purposes of reinvestment of dividends and capital gain distributions.

                                 USE OF PROCEEDS

     The net proceeds to be paid to the Fund (estimated to be approximately $1 billion based on the price per Share as of October 23, 1998 if the 29,834,863 Shares being offered in this Prospectus are sold) will be invested in accordance with the policies set forth under "Investment Objective and Polices." Pending investment in developing country equity securities, it is expected that the proceeds will be invested in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. See "Investment Objective and Policies." The Fund expects that substantially all of the proceeds will be invested in accordance with its investment objective within three months after receipt thereof and, in any case, no more than six months after receipt.


                     RISK FACTORS AND OTHER CONSIDERATIONS

     The Fund faces a number of investment risks greater than those normally associated with international investments in securities. These include:

1) INVESTMENT AND REPATRIATION RESTRICTIONS. A number of attractive emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation restrictions might be imposed subsequent to the Fund's investment. If such restrictions were imposed subsequent to the Fund's investment in the securities of a particular country, the Fund's response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund's liquidity needs and all other acceptable positive and negative factors. Further, some attractive equity securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current laws.

2) CURRENCY FLUCTUATIONS. In accordance with its investment objective, the Fund's assets will be invested in securities of companies in developing countries and substantially all income will be received by the Fund in foreign currencies. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years and devaluation may occur subsequent to investments in these currencies by the Fund. The value of the assets of the Fund as measured in U.S. dollars would be adversely affected by devaluations in foreign currencies. Consistent with its investment objective, the Fund can engage in certain currency hedging transactions. These transactions involve certain special risks. See "Investment Objective and Policies--Foreign Currency Hedging Transactions."

3) POTENTIAL MARKET VOLATILITY. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility.

 4) GOVERNMENT IN THE PRIVATE SECTOR. Government involvement in the private sector varies in degree among the emerging securities markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of Government monopolies, to the possible detriment of the Fund's investments.

5) INVESTOR INFORMATION. The Fund may encounter problems in assessing investment opportunities in certain emerging securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent the Manager may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

6) TAXATION. Taxation of dividends, interest and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

7) NET ASSET VALUE DISCOUNT. To the extent an active secondary market for the Shares develops, investors should be aware that shares of closed-end investment companies frequently trade at a discount from net asset value. It is anticipated that the tender offer policy adopted by the Fund's Board of Directors will restrict the development of a secondary market with shares trading at a discount (See "Repurchase of Shares"). The net asset value of the Fund's Shares will fluctuate with price changes of the Fund's portfolio securities.

8) LITIGATION. The Fund and its Shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

9) FRAUDULENT SECURITIES. It is possible, particularly in emerging markets, that securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit and as a consequence the Fund could suffer a loss.

10) LOAN PARTICIPATIONS. The Fund may invest, subject to its overall limitation on debt securities, in loan participations, typically made by a syndicate of banks to governmental or corporate borrowers for a variety of purposes. The underlying loans to emerging market governmental borrowers may be in default and may be subject to restructuring under the Brady Plan. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that in the U.S., the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are often considered to be illiquid.

11) SETTLEMENT RISKS. Settlement systems in emerging markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "Counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as Counterparties operating in emerging markets frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

12) RUSSIA. The Russian market is one of the newer emerging markets, and in certain respects one of the least developed emerging markets. Investments in Russia will be subject to the risks set forth above as well as certain heightened risks with regard to the ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Fund's custodian or subcustodian or in an effective central depository system, which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Fund could lose its registration and ownership of Russian securities through fraud, negligence or even mere
oversight.   The Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations, however, such extracts are not legally enforceable and would not prevent loss or dilution of the Fund's ownership rights from fraudulent or negligent acts or mere oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, as described below, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk.

     The Fund seeks, as feasible, to reduce these risks by careful management of its assets. However, there can be no assurance that these efforts will be successful.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek long-term capital growth through investment in developing country equity securities. Developing country securities are securities whose issuers are domiciled and conduct their principal business in those countries which, in the opinion of the Board of Directors, are generally considered to be developing countries by the international financial community, including The World Bank and the International Monetary Fund. The Fund invests its assets primarily in developing country equity securities of issuers that are domiciled and have their principal places of business in developing countries that have qualified markets and where the securities are listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depositary Receipts ("IDR's"), American Depositary Receipts ("ADRs") or other types of depositary receipts. The Fund may invest a portion of its assets (not to exceed 10%) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries, but that have or will have substantial assets in developing countries; and/or derive or expect to derive a substantial proportion of their total revenues from either goods and services produced in, or sales made in, developing countries.

     The Fund may invest, with prior approval of the Board of Directors, in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities") and in securities of issuers that are not domiciled and/or do not have their principal place of business in developing countries that have qualified markets ("non-qualified market developing country securities"). The Fund's Board of Directors currently has authorized investments by the Fund of up to 10% of the Fund's assets in aggregate (taken at the time of purchase) (i) in developing country securities that are not readily marketable due to contractual or other restrictions on resale or because of the absence of a secondary market ("illiquid securities"), and (ii) in securities of issuers that are not domiciled and/or do not have their principal places of business in developing countries that have qualified markets ("non-qualified market developing country") (or investment companies that invest solely in issuers described in clause (ii)). The Fund's investments in securities of issuers described in clause (ii) shall also be limited to 1% of the Fund's assets (taken at the time of purchase) in any one issuer and 2% of the Fund's assets (taken at the time of purchase) in the aggregate in issuers located and having their principal places of business in any one country. Subject to these considerations and the restrictions set forth below under "Investment Restrictions," the particular mix of securities held by the Fund at any time will be determined by the Manager under the supervision of, and within any guidelines established by, the Board of Directors.

     The Fund seeks a portfolio that is diversified both geographically and by industry sector. A variety of issuers are evaluated by the Fund's Manager, and such evaluations generally focus on past performance and comparisons of the issuer with appropriate market indices, detailed investigation into the current operations and future plans of the issuer, and other relevant factors.


     Pending the Fund's investment of new money in developing country equity securities, it typically invests in money market instruments or other highly liquid debt instruments denominated in U.S. dollars or other freely convertible currencies. In addition, the Fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, invest 100% of the Fund's assets in highly liquid debt instruments or freely convertible currencies, although the Fund does not expect the aggregate of such amounts to exceed 20% of its net assets under normal circumstances. Use of these policies may cause the Fund to have at month-end less than approximately 90% of its assets invested in developing country securities. The Fund is not authorized by the Board to sell any shares in any month following a month-end on which the Fund is not at least approximately 90% invested in developing country securities.

     The Fund may invest a portion of its portfolio (not to exceed 15% of total assets) in long and short-term debt instruments for other than the purposes described in the preceding paragraph, where the investment is consistent with the Fund's objective of long-term capital growth. Such investments are considered by the Fund to be developing country securities, and could involve, for example, the purchase of bonds issued at a high rate of interest in circumstances where the government of a developing country employs programs to reduce inflation, resulting in a decline in interest rates and an increase in the market value of such bonds. Debt instruments include "loan participations," which involve the purchase of a "portion" of one or more loans advanced by a lender (such as a bank) to a corporate or sovereign borrower.


     The Fund also may invest in shares of other investment companies that invest in one or more qualified markets. If the Fund invests in such investment companies, the Fund's Shareholders will bear not only their proportionate share of expenses of the Fund (including operating expenses and the fees of the Manager), but also will bear indirectly similar expenses of the underlying investment companies.

     The Fund may also invest in shares of investment companies for which the Manager or an affiliate of the Manager serves as investment adviser. The Fund has received an SEC exemptive order permitting the Fund to invest up to 21/2% of the Fund's total assets in New Europe East Investment Fund, a closed-end, Luxembourg investment fund organized by the Manager for the purpose of investing in securities of companies or commercial operations domiciled in the countries of East Central Europe and the former Soviet Republics. The Fund has also received an SEC exemptive order permitting the Fund to invest up to 1% of the Fund's total assets in New Asia East Investment Fund, a closed-end, Singapore investment fund organized by the Manager for the purpose of investing in the South East Asia and China regions. The Board of Directors has recently approved a proposed investment by the Fund in a global private equity fund to be organized by the Manager and for which investment an SEC exemptive order will be sought. There can be no assurance that this exemptive relief will be granted. With respect to any such investments in investment companies advised by the Manager or an affiliate thereof, the Manager will waive all fees attributable to the Fund's holdings in such investment companies. To effectuate this waiver, the Fund's holdings in any such investment company would be excluded from the net assets of the Fund in the calculation of the Manager's fee.


     The Fund may invest up to 35% of its assets in a single country. As of September 30, 1998, the Fund had invested approximately 14.6% of its assets in Brazil and 12.6% of its assets in Mexico. The Manager is not aware of any types of investment risks associated with investment in Brazil or Mexico other than those types of risks discussed in this Prospectus. See, for example, "Risk Factors And Other Considerations." However, investors should be aware that, given the extent of the Fund's investment in Brazil and Mexico, adverse developments in that country could substantially affect the Fund's investment results.


QUALIFIED MARKETS

     The Fund's Board of Directors will, in its discretion and in consultation with the Manager, select markets for primary investment by the Fund ("qualified markets") taking into account, among other things, market liquidity, availability of information and official regulation, including fiscal and foreign exchange repatriation rules. Currently, the number of qualified markets is limited. As of the date of this Prospectus, the markets in the following countries had been approved by the Board of Directors as qualified markets: Argentina, Brazil, Chile, Colombia, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Pakistan, the People's Republic of China, Peru, the Philippines, Poland, Portugal, Republic of China (Taiwan), Russia, South Africa, South Korea, Sri Lanka, Thailand, Turkey and Venezuela. The Board of Directors will revise its selection of qualified markets as additional markets are determined by the Board of Directors as being appropriate, or as existing markets may no longer be deemed qualified for investment by the Fund based on the foregoing factors.

FOREIGN CURRENCY HEDGING TRANSACTIONS

     For the purpose of hedging foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

     A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are traded on regulated exchanges. Parties to futures contracts must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. The parties also pay or receive daily "variation" margin payments as the value of the futures contract fluctuates thereafter.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. Closing transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that the Fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Fund may suffer a loss. Options are described below under "Options on Securities and Securities Indexes."

     The Fund intends to engage in foreign currency hedging transactions to a limited extent, and only in unusual circumstances and for temporary defensive purposes would it attempt to hedge all the risks involved in holding assets denominated in a particular currency. To date, the Fund has engaged in a limited number of foreign currency hedging transactions. Among other things, it is the Manager's view that the cost of engaging in hedging transactions frequently equals or exceeds the expected benefits from the potential reduction in exchange risk. Moreover, even if it were to attempt to do so, the Fund could not through hedging transactions eliminate all the risks of holding assets denominated in a currency, as there may be an imperfect correlation between price movements in the futures or forward contracts and those of the underlying currency in which the Fund's assets are denominated. Also, where the Fund enters into a hedging transaction in anticipation of a currency movement in a particular direction but the currency moves in the opposite direction, the transaction would result in a poorer overall investment result than if the Fund had not engaged in any such transaction. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon only for bona fide hedging purposes, as defined under CFTC regulations, and may not purchase or sell any such futures contracts or options, if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the fair market value of its net assets. Margin deposits may consist of cash or securities acceptable to the broker and in accordance with the rules governing the relevant contract market.

     The Fund will not enter into forward or futures contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Where the Fund is obligated to make deliveries under futures or forward contracts, to avoid leverage it will "cover" its obligation by segregating liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its obligations.

     Certain provisions of the Internal Revenue Code may limit the extent to which the Fund may enter into forward or futures contracts. Such transactions may also affect for U.S. Federal income tax purposes the character and timing of income, gain, or loss recognized by the Fund.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

     The Fund may purchase and sell call and put options on individual securities or on indexes of securities or on foreign currencies. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit satisfaction of the Fund's obligations as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium paid, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options, the Fund may be unable to close out a position.

     Options on non-U.S. securities indexes generally may not be offered or sold to U.S. persons unless the options have been approved by the CFTC. The Fund intends to include non-U.S. index options as a part of its investment strategy as such investments become available for its use.

FINANCIAL FUTURES AND RELATED OPTIONS

     In addition to foreign currency futures and related options, the Fund may enter into other financial futures contracts and purchase and sell related options thereon. Such investments may be standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Under applicable CFTC rules, the Fund may enter into financial futures contracts traded on non-U.S. exchanges, including related options, only if the contracts have been approved by the CFTC for offer and sale to U.S. persons. The Fund intends to make relevant futures and related options part of its investment strategy as such investments are approved for use by U.S. persons. The Fund may enter into futures and options thereon that relate to indexes or other baskets of securities.

     The Fund will maintain a segregated account consisting of liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under futures contracts and related options. Under applicable CFTC regulations, the Fund generally may use futures and related options only for bona fide hedging purposes (as defined in applicable regulations) and subject to certain limits, other investment and speculative purposes (as discussed above under "Foreign Currency Hedging Transactions").

     There are several risks associated with the use of futures and futures options. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation would result in a loss on both the hedged securities in the Fund and the hedging vehicle so that portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

SWAP AGREEMENTS

     The Fund may enter into interest rate, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return, or when regulatory or other restrictions limit or prohibit the Fund from investing in the asset directly. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged, or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     The Fund intends to enter into swap agreements that would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). In the case of interest rate or currency exchange rate swap agreements, the Fund's current obligations will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. Any swap agreement so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

     In a typical equity swap transaction involving a foreign security (or index of securities), the Fund would agree to pay to a counterparty the negative return, if any, on the security (or index of securities), plus an interest factor, in exchange for an amount equal to any positive return on the same security or index, with both negative and positive returns calculated with respect to an agreed reference price. The Fund intends to segregate assets equal to the maximum potential exposure under an equity swap agreement, plus any net amount owed with respect to the agreement. As such, the Fund does not believe that its commitments under equity swap agreements constitute senior securities for purposes of the Fund's investment restrictions concerning senior securities.

     Whether a fund's use of swap agreements will be successful in furthering its investment objective will depend on the manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness adopted by the Manager. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

EQUITY LINKED NOTES

     The Fund may, subject to compliance with applicable regulatory guidelines, purchase equity linked notes.

     An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Upon maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, equity linked notes may also have a "cap" or "floor" on the maximum principal amount to be repaid to holders. For example, a note may guarantee the repayment of the original principal amount, but may cap the maximum payment at maturity at a certain percentage of the issuance price. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity linked notes will be considered equity securities for purposes of the Fund's investment objective and policies.

     The price of an equity linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity linked note by the Fund is similar to the risk involved in the purchase of the underlying Latin America or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity linked notes are also dependent on the individual credit of the issuer of the note, which will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity linked note defaulted under the terms of the note.

     Equity linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund has no restrictions on investing in equity linked notes whose issuers are rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if unrated, or equivalent quality. Because rating agencies have not currently rated any issuer higher than the rating of the country in which it is domiciled, and no Latin American country other than Colombia is rated investment grade, equity linked notes related to securities of issuers in such emerging market countries will be considered to be below investment grade. Depending on the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity linked note, and may have less legal recourse in attempting to do so.

     As with any investment, the Fund can lose the entire amount it has invested in an equity linked note. The secondary market for equity linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity linked notes in its portfolio, and may make disposal of such securities more difficult for the Fund.

     The ability of the Fund to invest in equity linked notes may be limited by the provisions of the U.S. Commodity Exchange Act. Because the return on equity linked notes is linked to the value of the underlying securities, the notes may be viewed as having some of the characteristics of futures contracts with respect to securities, the trading of which by U.S. persons other than on designated commodity exchanges is prohibited absent an applicable exclusion or exemption. The CFTC has adopted a statutory interpretation exempting certain so-called "hybrid instruments" from this prohibition under certain circumstances.

POSSIBLE BENEFITS FOR HOST COUNTRIES

     The Fund expects that it could become an effective conduit for foreign portfolio investment on terms favorable to both the investor and the host country. There are several possible benefits to the host countries from the Fund's investment activities.

     First, the Fund may stimulate the measured flow of funds into these securities markets from institutional investors representing, in the aggregate, a vast pool of available equity capital.

     Second, the additional demand for stocks represented by the Fund's investments may contribute to improved stock prices and market liquidity, and thus encourage more issuers to offer shares to the public (including foreign investors) in their respective national securities markets. Accordingly, the Fund may contribute to the achievement of national policy goals such as widening ownership of the corporate sector, increasing the selection of financial instruments available to investors, and improving the operation of local capital markets.

     Third, the Fund's investment activities may be useful in balancing any speculative influences in these markets, and the Fund's need for a continuous flow of business and economic information and analysis may contribute to improved standards in these areas.

     Fourth, the Fund's investments may bring equity capital to emerging securities markets in a way that does not interfere with local control over domestic business, as is often the case with direct investment. The Fund's ability to affect or control any particular firm, sector or market not only is restricted by the Fund's policies concerning diversification and avoidance of management involvement, but also may be limited by government regulation (e.g., limitations on maximum percentages of foreign ownership or requirements that foreign investors hold only non-voting shares).

     Finally, the Fund may represent a pioneering effort in linking emerging securities markets to international capital markets, thus enhancing future access by issuers in these countries to international markets.

     There can, of course, be no assurance that any of the foregoing expectations will be realized.

INVESTMENT RESTRICTIONS

     As a matter of fundamental policy the Fund will not, unless authorized by a vote of a majority of its outstanding Shares:

1)  invest in securities having unlimited liability;

2) issue senior securities (except warrants issued to the Fund's Shareholders and except as may arise in connection with certain security purchases, all subject to limits imposed by the 1940 Act), borrow money (except that the Fund may borrow (a) in connection with hedging a particular currency exposure and
(b) from banks for temporary or emergency purposes, such borrowings not to exceed 5% of the value of its total assets (excluding the amount borrowed)), and pledge its assets (except to secure such borrowings);

3) invest in commodities, commodity contracts or land, although it may purchase and sell securities which are secured by real estate or commodities and securities of companies which invest or deal in real estate or commodities, and it may purchase and sell spot or forward currency contracts or currency futures contracts for hedging purposes or to minimize currency conversion costs in connection with specific securities transactions;

4)   make investments for the purpose of exercising control or management;

5) engage in short sales or maintain a short position, although for tax purposes it may sell securities short against the box;

6) purchase any security (other than marketable obligations of a national government or its agencies or instrumentalities) if as a result: (i) more than 35% of its assets would be invested in the securities of companies domiciled in any one country, or (ii) more than 5% of its total assets would be invested in the securities of any single issuer, or (iii) 25% or more of its total assets would be invested in issuers whose primary business is in a single industry;

7) act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

8) make loans, except through repurchase agreements fully collateralized, and further it may purchase debt securities usually purchased by financial institutions and it may purchase loan participations; and

9) purchase any securities if as a result the Fund would own more than 10% of the outstanding voting securities of any one issuer.

     In addition to the above restrictions, the Fund also is subject to certain diversification requirements based on its status as a "diversified" investment company under the 1940 Act, which also may not be changed without a majority vote of the Fund's outstanding Shares. Under these requirements, at least 75% of the value of the Fund's total assets must consist of cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets. Thus, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in marketable obligations of a foreign national government or its agencies or instrumentalities.

     With respect to item (iii) of investment restriction 6, it is the position of the staff of the SEC that only obligations of the U.S. Government and its agencies and instrumentalities may be excluded for purposes of determining compliance with that restriction and the Fund will only exclude such U.S. Government securities for this purpose.

     Although the Fund is not prohibited under its investment restrictions from selling securities short against the box or engaging in repurchase agreements, the Fund has not, since its inception, entered into any of these transactions and it has no present intent to do so during the coming year. Also, the Fund's limitation on borrowing does not prohibit "borrowing in connection with hedging a particular currency exposure;" the only type of borrowing contemplated thereby is the use of a letter of credit issued on the Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Fund has no present intent to engage in any other types of borrowing transactions under this authority.

     The Fund interprets its fundamental policies on issuing senior securities, investing in commodities, and effecting short sales as not prohibiting it from entering into transactions in swap agreements, options and futures on securities or securities indexes, provided any such positions are covered by the maintenance of a segregated account consisting of liquid assets, or by maintenance of an appropriate offsetting position.

     Consistent with rules relating to the determination of beneficial ownership under the 1934 Act, a conversion feature or right to acquire a security shall be considered to be ownership of the underlying security by the Fund for the purposes of investment restrictions 6 and 9. With respect to the limits described in investment restrictions 6 and 9 above, the Fund may make purchases of securities in excess of such limits pursuant to the exercise of warrants or rights that would maintain the Fund's pro rata interest in an issuer or a class of an issuer's securities and provided the Manager has determined that such exercise is in the best interests of the Fund. The Fund will dispose of the securities so acquired within a reasonable time after acquisition (presumptively, within approximately 90 days), unless compliance with the limits otherwise has been restored.

     Notwithstanding any of the above investment restrictions, the Fund may establish wholly-owned subsidiaries or other similar vehicles for the purpose of conducting its investment operations in qualified markets, where such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Fund. The Fund would "look through" any such vehicle to determine compliance with its investment restrictions.

                               MANAGEMENT

     The Board of Directors, which is elected by the Shareholders, sets the overall investment policies and generally oversees the investment activities and management of the Fund. The By-Laws of the Fund, as amended, (the "By-laws") provide that Shareholders are required to elect members of the Board of Directors only to the extent required by the 1940 Act. The Fund does not intend to hold annual shareholder meetings, although it will do so whenever it is required to under the 1940 Act or state law or when it is otherwise deemed necessary or appropriate by the Board. The Manager has the responsibility of implementing the policies set by the Board and is responsible for the Fund's day-to-day operations and investment activities. It is expected that both the Board of Directors and the Manager will cooperate in the effort to achieve the investment objective, policies and purposes of the Fund. The Manager and the Shareholders recognize that the main purpose of the Fund is to invest in those companies domiciled in developing countries which will result in a favorable financial record for the Fund and which, at the same time, will assist in expanding the respective securities markets and increasing their liquidity.

     While the Fund is a Maryland corporation, certain of its Directors and officers are not U.S. residents and substantially all of the assets of such persons are generally located outside the U.S. As a result, it will be difficult for U.S. investors to effect service of process upon such Directors or officers within the U.S., or to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S. In management's view, it is unlikely that foreign courts would enforce judgments of U.S. courts predicated upon the civil liability provisions of the federal securities laws, or, that such courts would enforce such civil liabilities against foreign Directors or officers in original actions. The following directors of the Fund are non-U.S. residents:
Khalil Foulathi, Marinus W. Keijzer, Helmut Mader and William Robinson. The following officer of the Fund is a non-U.S. resident: Hartmut Giesecke.

     The Fund pays fees of $10,000 per annum to Directors who are not affiliated with the Manager, plus $3,000 for each Board of Directors meeting attended. Certain Directors are prohibited from receiving fees based on their employer policies. Certain Directors have elected, on a voluntary basis, to defer all or a portion of their fees through the Fund's deferred compensation plan. The Fund also pays the expenses of attendance at Board and Committee meetings for the Directors who are not affiliated with the Manager, and for a former Director who regularly attends Board meetings. Eight Directors own Fund Shares, four of whom are affiliated with the Manager. The majority of the non-affiliated Directors have a business affiliation with an investor that owns Shares of the Fund. For the Fund's Directors, the minimum initial purchase and subsequent investment requirements have been waived. Directors and certain of their family members are permitted to purchase shares of mutual funds advised by an affiliate of the Manager without paying a sales charge.



Name, Address and Age          Position with             Principal Occupation During
                                 Registrant                    Past Five Years

DIRECTORS

Robert E. Angelica             Director                  President & Chief Investment Officer,
One Oak Way - Rm. 4EA138                                 AT&T Investment Management Corp.
Berkeley Heights, NJ 07922
Age:  52

Nancy Englander*               President and Director    Senior Vice President,
11100 Santa Monica Blvd.                                 Capital International, Inc.
Los Angeles, CA  90025
Age:  54

David I. Fisher*               Vice Chairman of the Board Chairman of the Board,
11100 Santa Monica Blvd.                                  The Capital Group Companies,Inc.
Los Angeles, CA  90025
Age:  59

Khalil Foulathi                Director                  Managing Director,
P.O. Box 303                                              Abu Dhabi Islamic Bank
Abu Dhabi, U.A.E.                                        (formerly Executive Director,
Age: 47                                                  Abu Dhabi Investment Authority)

Beverly L. Hamilton            Director                  President, ARCO Investment
515 South Flower Street                                  Management Company
Los Angeles, CA  90071
Age:  53

Raymond Kanner                 Director                  Senior Investment Manager,
3001 Summer Street                                       IBM Retirement Funds
Stamford, CT 06905                                       (previously, Manager,
Age: 45                                                   IBM Credit Corporation)

Marinus W. Keijzer             Director                  Director Investment Strategy,
Kroostweg-Noord 149                                      Pensioenfonds PGGM
P.O. Box 117, 3700 AC Zeist
The Netherlands
Age:  59

Hugh G. Lynch                  Director                  Managing Director,
767 Fifth Avenue                                         International Investments,
New York, NY  10153                                      General Motors Investment
Age:  61                                                 Management Corporation

Helmut Mader                   Director                  Director,
A11-22                                                     Deutsche Bank AG
Taunusanlage 12
60325 Frankfurt
Germany
Age:  56

John G. McDonald               Director                  The IBJ Professor of Finance,
Graduate School of Business                              Graduate School of Business,
Stanford University                                      Stanford University
Stanford, CA  94305
Age: 61

William Robinson               Director                  Director, Aga Khan Fund
5 Jellicoe Street                                        for Economic Development
Balgowlah
NSW Australia
Age: 60

Patricia A. Small              Director                  Treasurer, The Regents of the
1111 Broadway                                             University of California
Suite 1400
Oakland, CA 94607-9828
Age:  52

Walter P. Stern*               Chairman of the Board      Chairman of the Board,
630 Fifth Avenue               Director                   Capital Group International, Inc.
New York, NY  10111
Age: 70

Shaw B. Wagener*               Executive Vice President   President and Director,
333 South Hope Street          and Director               Capital International, Inc.
Los Angeles, CA  90071
Age: 39

OTHER OFFICERS
Roberta A. Conroy              Senior Vice President      Assistant General Counsel,
11100 Santa Monica Blvd.       and Secretary              The Capital Group Companies, Inc.
Los Angeles, CA 90025
Age:  44

Michael A. Felix               Vice President             Senior Vice President,
135 S. State College Blvd.     and Treasurer              Capital International, Inc.
Brea, CA  92821
Age:  37

Hartmut Giesecke               Vice President            Chairman and Director,
1 Raffles Place                                          Capital International K.K.
#24-00 OUB Centre                                        and Senior Vice President
Singapore  0104                                          and Director, Capital
Age: 61                                                  International, Inc.

Peter C. Kelly                 Vice President            Senior Vice President and Director,
11100 Santa Monica Blvd.                                 Capital International, Inc.
Los Angeles, CA 90025
Age:  39

Victor D. Kohn                 Vice President            Executive Vice President,
11100 Santa Monica Blvd.                                 Capital Research International
Los Angeles, CA 90025
Age:  41

Nancy J. Kyle                  Vice President            Senior Vice President -
630 Fifth Avenue                                         International, Capital
New York, NY  10111                                      Guardian Trust Company
Age:  48

Abbe Shapiro                   Vice President            Assistant Vice President,
11100 Santa Monica Blvd.                                 Capital International, Inc.
Los Angeles, CA  90025
Age:  39

Jennifer L. Butler             Assistant Secretary       Fund Administrative and
11100 Santa Monica Blvd.                                 Compliance Associate
Los Angeles, CA  90025                                   (previously Assistant Secretary,
Age:  32                                                 Washington Management Corp.)



          The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

* Interested persons within the definition of Section 2(a)(19) of the 1940 Act due to their affiliations with the Manager.

COMPENSATION TABLE

Name and Position    Aggregate       Pension or Retirement   Estimated Annual     Total Compensation from
                     Compensation    Benefits Accrued As     Benefits Upon        Fund and Fund Complex Paid
                     from Fund       Part of Fund Expenses   Retirement           to Directors

John G. McDonald      $0              $0                      $0                   $155,250


      Professor McDonald received $155,250 in total compensation (all of which was voluntarily deferred compensation) from six funds managed by an affiliate of Capital International, Inc. for the twelve month period ended June 30, 1998.

                                   THE MANAGER

     The Fund's Manager is Capital International, Inc., 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. The Fund's Manager was organized under the laws of California in 1988 and is registered with the SEC under the Investment Advisers Act of 1940. The Capital Group Companies, Inc., 333 South Hope Street, 52nd Floor, Los Angeles, CA 90071, owns (indirectly through another wholly-owned subsidiary) all of the Manager's outstanding shares of common stock.

     The Manager has full access to the research of other companies affiliated with The Capital Group Companies, Inc. The investment management and research staffs of the companies affiliated with The Capital Group Companies, Inc. operate from offices in Los Angeles, San Francisco, Atlanta, Washington, New York, Geneva, London, Hong Kong, Singapore and Tokyo. The affiliates of The Capital Group Companies, Inc. gather extensive information on emerging countries and potential investments through a number of sources, including investigations of the operations of particular issuers. These generally include personal discussions with the issuer's management and on-site examination of its manufacturing and production facilities.

     Under the Investment Advisory and Service Agreement between the Fund and the Manager (the "Agreement"), the Manager makes investment decisions and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and under the general supervision of the Fund's Board of Directors. In addition, the Manager provides information to the Fund's Board of Directors to assist the Board in identifying and selecting qualified markets. The Manager also provides and pays the compensation and travel expenses of the Fund's officers and of the Directors of the Fund who are affiliated with the Manager; maintains or causes to be maintained for the Fund all required books and records and furnishes or causes to be furnished all required reports or other information (to the extent such books, records, reports and other information are not maintained or furnished by the Fund's custodian or other agents); determines the net asset value of the Fund's Shares as required; and supplies the Fund with office space. The Fund pays all its expenses of operation including, without limitation, custodian, stock transfer and dividend disbursing fees and expenses (including fees or taxes relating to stock exchange listing); costs of preparing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance, sale or repurchase of Shares (including registration and qualification expenses); legal and auditing fees and expenses and fees of legal representatives; compensation; fees and expenses (including travel expenses) of Directors of the Fund who are not affiliated with the Manager; costs of insurance, including any directors and officers liability insurance and fidelity bonding; and costs of stationery and forms prepared exclusively for the Fund.

     For its services, the Manager receives from the Fund a fee, payable monthly in U.S. dollars, at the annual rate of 0.90% of the first $400 million of aggregate net assets of the Fund. The annual rate is reduced to 0.80% of the aggregate net assets from $400 million to $1 billion; to 0.70% of the aggregate net assets from $1 billion to $2 billion; to 0.65% of the aggregate net assets from $2 billion to $4 billion; to 0.625% of the aggregate net assets from $4 billion to $6 billion; to 0.60% of the aggregate net assets from $6 billion to $8 billion; to 0.58% of the aggregate net assets from $8 billion to $11 billion; to 0.56% of the aggregate net assets from $11 billion to $15 billion; to 0.54% of the aggregate net assets from $15 billion to $20 billion; and to 0.52% of such aggregate net assets in excess of $20 billion as determined on the last business day of every week and month. In addition, other Fund expenses are borne by the Fund. During the fiscal years ended June 30, 1998, 1997, and 1996 the management fees amounted to $84,252,000, $64,360,000 and $44,167,000, respectively. Under the Agreement, the Manager and its affiliates are permitted to provide investment advisory services to other clients, including clients which may invest in developing country securities. In addition, under the Agreement, when the Manager deems the purchase or sale of a security or other asset to be in the best interests of the Fund as well as other accounts managed by it or its affiliates, it may, to the extent permitted by applicable laws and regulations, aggregate the securities or other assets to be sold or purchased for the Fund with those to be sold or purchased for such other accounts. In that event, allocation of the securities or other assets purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its obligations to the Fund under the Agreement and to such other accounts. The Fund recognizes that in some cases this procedure may adversely affect the size or price of the position obtainable for the Fund's portfolio or its sale price of securities sold.

     The Agreement is effective for a two-year period from the date of Shareholder approval and will continue in effect from year-to-year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding Shares of the Fund, and (b) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement may be terminated without penalty on 60 days written notice at the option of either party or by a majority vote of the outstanding Shares of the Fund. For this purpose, a majority vote of the outstanding Shares of the Fund means the lesser of (a) 67% or more of the outstanding Shares present at a meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares.

                        PERSONAL INVESTING POLICY

     Capital International, Inc. and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. This policy has also been incorporated into the Fund's "code of ethics" which is available from the Fund's Secretary upon request.

                              PORTFOLIO MANAGEMENT

     The Manager uses a system of multiple portfolio counselors in managing assets. Under this system the portfolio of the Fund is divided into segments, and each segment is assigned to an individual counselor, who decides how the assets in that segment will be invested (within the limits provided by the Fund's objectives and the Manager's investment committee). In addition, one segment is designated as a "research portfolio" and is managed by a number of research professionals. The following individuals serve as portfolio counselors for the Fund:

Mark E. Denning

Mr. Denning served as a Director of the Manager from 1997 to 1998 and as a Vice President from 1989 to 1997. He has also served as a Senior Vice President of Capital Research International since 1992, a Director of Capital Research International since 1991, and an Investment Research Analyst for Capital Research International since 1985. Mr. Denning joined the Capital organization in 1982. He has served as a portfolio counselor for the Fund since 1990. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

David I. Fisher

Mr. Fisher has served as a Director of the Manager since 1988, as a Vice Chairman since 1998, and served as President from 1988 to 1997. He also serves as Vice Chairman of the Board and a Director of the Fund. In addition, he served as Executive Vice President-International from 1985 to 1991, and Chairman of the Board since 1991, of The Capital Group Companies, Inc., the Manager's parent company. Mr. Fisher joined the Capital organization in 1969. Mr. Fisher has served as lead portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

Koenraad Foulon

Mr. Foulon has served as a Director of the Manager since 1997. In addition, he has served as a Senior Vice President for Capital International Limited, the Manager's London-based affiliate, since 1996, and for Capital International, S.A., the Manager's Geneva-based affiliate, since 1994. He has also served as a Vice President for Capital Research International, an international research affiliate of the Manager, since 1992. Mr. Foulon's primary responsibility is portfolio management for Europe, global emerging markets and private equity.
He has served as a portfolio manager for the Fund since 1994. Mr. Foulon joined the Capital organization in 1990.

Hartmut Giesecke

Mr. Giesecke has served as a Senior Vice President of the Manager since 1992 and a Director of the Manager since 1991. He is also Vice President of the Fund. He has also served as Senior Vice President and a Director of Capital Research International, Inc. since 1985, and as President of the Manager's Tokyo-based affiliate Capital International K.K. from 1986 to 1994, as a Director since 1986 and as Chairman since 1994. Mr. Giesecke joined Geneva-based Capital International S.A. in 1972. Mr. Giesecke has served as a portfolio counselor for the Fund since the Fund's inception in 1986. He also has investment management responsibilities for international and global accounts, as well as emerging markets.

Victor D. Kohn

Mr. Kohn has served as a Senior Vice President and Director of the Manager since 1997 and served as a Vice President of the Manager from 1992 to 1997. He has also served as a Vice President of the Fund since 1996. In addition, he has served as Executive Vice President and a Director of Capital Research International since 1995, and as a portfolio manager for the Fund since 1994. Mr. Kohn serves as the Emerging Markets Research Manager for the Manager, and has research responsibilities for South American markets and companies. Mr. Kohn joined the Capital organization in 1986.

Nancy J. Kyle

Ms. Kyle has served as a Senior Vice President - International, a Director and an international portfolio manager of Capital Guardian Trust Company ("CGTC")
since 1992.   She has served as a portfolio manager for the Fund since 1994 and as a Vice President of the Fund since 1996. She is also responsible for the coordination of asset allocation decisions for global balanced portfolios at CGTC. Prior to joining the Capital organization in 1991, she was a Managing Director at J.P. Morgan Investment Management Inc. where she was head of the international equity business in the U.S. and chief international equity strategist.

Shaw B. Wagener

Mr. Wagener has served as a Director of the Manager since 1991 and as President of the Manager since 1998. He served as an Executive Vice President of the Manager from 1993 to 1997. He is also an Executive Vice President and a Director of the Fund. In addition, he served as Vice President-Investment Division of Capital Research and Management Company from 1986 to 1993. Mr. Wagener is also a regional portfolio counselor investing in Latin American equity and fixed income securities. He joined the Capital organization 1981. Mr. Wagener has served as a portfolio counselor for the Fund since 1990.

Thomas Wolf

Mr. Wolf has served as a Vice President and a portfolio manager for the Manager since 1995, for Capital International Limited since 1993, and for Capital International, S.A. since 1994. He has also served as a portfolio manager for the Fund since 1994. Prior to joining the Capital organization, Mr. Wolf served as a vice president and portfolio manager with Pictet International Ltd. in London from 1987 to 1993.

EXPENSES

     The Fund's ratios of expenses (excluding non-U.S. taxes) to average net assets for the fiscal years ended June 30, 1998, 1997 and 1996 were 0.76%, 0.78% and 0.84%, respectively. The Fund's normal operating expenses may be higher than those of other investment companies of comparable size. This is because the fees and expenses generally charged by certain of the Fund's agents are higher than those charged to investment companies investing exclusively in the U.S. There are added custodial, communications and other costs associated with the Fund's activities, and the advisory fees generally are higher due to the increased advisory effort required in light of the specialized nature of the Fund's investment activities.

                                  COMMON STOCK

     The authorized capital stock of the Fund is 400,000,000 shares of common stock ($.01 par value) ("shares of common stock"). Shares of the Fund are fully paid and non-assessable. All Shares of the Fund are equal as to earnings, assets and voting privileges. The Shares currently have no conversion, pre-emptive or other subscription rights; rights to purchase Shares may be issued in the future but any such rights would be subject to certain restrictions under the 1940 Act, including that they be issued exclusively and ratably to all holders of Shares and that they expire after not more than 120 days. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after debts and expenses. See "Risk Factors and Other Considerations." There are no cumulative voting rights for the election of directors. See "Management." The shares of common stock are issued in registered form, and ownership and transfers of the Shares are recorded by the Fund's transfer agent.

     Under Maryland law, and in accordance with the By-Laws of the Fund, the Fund is not required to hold an annual meeting of its Shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. The By-Laws also provide that each director will serve as a director for the duration of the existence of the Fund or until such director sooner dies, resigns or is removed in the manner provided by the By-Laws or as otherwise provided by statute or the Fund's Articles of Incorporation, as amended (the "Articles of Incorporation"). Consistent with the foregoing, in addition to the provisions of the By-Laws, the Fund shall undertake to call a special meeting of Shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the outstanding Shares of the Fund, and, in connection with such meeting, to comply with the provisions of section 16 (c) of the 1940 Act relating to shareholder communications. Holders of a majority of the outstanding Shares will constitute a quorum for the transaction of business at such meetings. Attendance and voting at shareholders meetings may be by proxy, and Shareholders may take action by unanimous written consent in lieu of holding a meeting.

     The Fund's Board of Directors may, in the future, modify the terms of the Offering. See "The Offering." The Board may also, in accordance with the Fund's Articles of Incorporation, amend the Fund's transfer restrictions. See "Restrictions on Transfer." For example, the Board may restrict sales and transfers to "qualified purchasers." As a closed-end investment company registered with the SEC, the Fund is required in any offering of its Shares to sell such Shares at a price which is not less than the current net asset value per Share (see "Valuation," below), except that sales at a price less than the current net asset value per Share may be made: (i) in connection with an offering to all current holders of Shares, (ii) with the consent of the holders of a majority of the Shares, or (iii) as may be permitted by an order of the SEC. Any issuance or sale of additional Shares by the Fund at a price less than the current net asset value per Share would dilute the pro rata interests in the Fund's assets represented by the Shares outstanding at that time. If the Fund were to convert to an "open-end" investment company, or to a fund with limited redeemability, it would be required under the 1940 Act to sell Shares only at a price based on the current net asset value per Share. See "Proposed Conversion to Open-End Interval Status."

                PROPOSED CONVERSION TO OPEN-END INTERVAL STATUS

     The Board has approved a proposal to seek exemptive relief from the SEC to convert to a fund with limited redeemability. The holders of a majority of the Fund's Shares approved the conversion of the Fund at their meeting held on June 27, 1997. On October 7, 1998, the SEC issued an exemptive order granting, subject to certain conditions, exemptive relief to the Fund to permit its conversion to open-end interval status. The Fund anticipates currently that it will rely on the exemptive relief granted by the SEC by the first quarter of its next fiscal year.

     One condition of the SEC order requires that all new investors in the Fund, following its conversion to open-end interval status meet the qualified purchaser standard set forth in the 1940 Act, and that the Board amend the Fund's transfer restrictions to permit transfer of the Fund's Shares only to qualified purchasers. Qualified purchasers, as defined in the 1940 Act, include natural persons having a minimum of $5 million in investments and entities that own and invest on a discretionary basis not less than $25 million in investments. Existing Shareholders prior to the date of the conversion will be permitted to remain in the Fund, or may redeem their Shares at net asset value upon conversion if they choose not to remain Shareholders. Those existing Shareholders may also purchase additional Shares of the Fund through dividend reinvestment or otherwise, as long as they meet the accredited investor standard at the time of the purchase of additional Shares. Conversion of the Fund to open-end interval status may result in the Fund having fewer assets due to monthly redemptions. In that case, the fixed costs of operating the Fund would be deducted from a smaller asset base and the loss of economies of scale might result in a relative increase in other expenses, including the management fee paid to the Fund's adviser, which features "breakpoints" at different asset levels.


                             PRINCIPAL SHAREHOLDERS

 The following table sets forth certain information regarding the beneficial ownership of Shares of common stock of the Shareholders which own beneficially more than 5% of the outstanding Shares of the Fund as of September 30, 1998:
                              Beneficial Ownership

Name & Address                          Number         Percentage
                                        of Shares      of Outstanding
                                                       Common Stock



The Chase Manhattan Bank, N.A.
as Trustee for the General Motors
Employes Global Group Pension Trust
General Motors Corporation
767 Fifth Avenue
New York, NY  10153                     18,964,993     6.4%




                                  THE OFFERING

     The Shares will be offered on a continuous basis until all Shares being offered pursuant to this Prospectus have been sold; provided, however, the Fund will not sell Shares unless the Fund is sufficiently invested in developing country securities as determined by the Board. Currently the Fund's management has been directed by the Board not to sell any Shares in any month following a month end on which the Fund is not at least approximately 90% invested in developing country securities. The current authorization for the issuance of Shares imposes a limitation on the number of Shares that may be sold by the Fund in any one fiscal year. This limitation is 25% of the outstanding and subscribed/reserved Shares as of the prior fiscal year-end. The 90% invested and 25% maximum offering limitations may be modified at any time by the Board of Directors of the Fund.

     Shares may be purchased by notifying Abbe Shapiro by telephone (310-996-6000) or facsimile (310-996-6200). Assuming the investor suitability and minimum purchase requirements described herein have been met and the order has been accepted, the price of Shares will be the net asset value per Share next determined (on the last business day of each week and month). Upon receipt of a purchase order, the Fund will send a confirmation letter to the investor indicating the name of the purchaser, the dollar amount of the purchase, the trade date on which the order will be priced and settlement instructions. On the trade date, once the net asset value has been calculated, the Fund will notify the purchaser of the purchase price per Share and total dollar amount of the purchase. Payment must be received on or prior to the third business day following the date on which the price is determined at the direction of a Fund officer. Payment for Shares to be sold by the Fund may be made in the following manner:

Wire: Emerging Markets Growth Fund, Inc.
      c/o Wells Fargo Bank (ABA 121000248)
      155 Fifth Street
      San Francisco, CA  94103

       For credit to the account of:
       American Funds Service Company
       a/c #4600-076178
       Emerging Markets Growth Fund, Inc.

Check: Emerging Markets Growth Fund, Inc.
       Attn:  Abbe Shapiro
       11100 Santa Monica Blvd., 15th Floor
       Los Angeles, CA  90025-3302

     In addition, at the sole discretion of the Manager, investors may be permitted to purchase Shares by tendering to the Fund developing country securities which are determined by the Manager to be appropriate for the Fund's investment portfolio. In determining whether particular securities are suitable for the Fund's investment portfolio, the Manager will consider the following factors, among others: the type, quality and value of the securities being tendered; the extent to which the Fund is already invested in such securities or in similar securities in terms of industry, geography or other criteria; the effect the tendered securities would have on the liquidity of the Fund's investment portfolio and other operational considerations; the Fund's cash position; and whether the Manager believes that issuing Shares in exchange for the tendered securities would be in the best interests of the Fund and its shareholders. The Manager may, out of its own resources, pay compensation to financial intermediaries or other third parties whose customers or clients become shareholders of the Fund. Such compensation may be in the form of fees for services provided or responsibilities assumed by such entities with respect to the servicing of certain shareholder accounts.

     Investors who wish to purchase Shares with securities should send by facsimile (310-996-6200) to Abbe Shapiro a list of all such securities and the amount of each security being offered in exchange for Shares. The Fund may accept all, a portion or none of the tendered securities and will notify investors as to which, if any, of the securities will be accepted. Investors will be notified by written communication within five business days as to whether the Fund will issue Shares in exchange for any of the tendered securities. If any tendered securities are accepted, investors will receive Shares based on the market value of the tendered securities and the net asset value of the Fund's Shares next determined after the decision has been made to accept securities in exchange for Shares. The tendered securities must be received on or prior to the fifth business day following the date on which the price is determined at the direction of the Fund's officers. An investor should consult with its own tax adviser on the consequences of exchanging securities for Fund Shares.

     The Board may, in the future, modify any terms of the Offering.

                        SHARES ELIGIBLE FOR FUTURE SALE

     Upon completion of this offering, the Fund would have outstanding 326,033,115 Shares of common stock (if all Shares offered in this Prospectus are sold). The Shares sold in this offering may be freely traded without restriction under the 1933 Act. Shareholders are, however, subject to certain restrictions on transfer. See "Restrictions on Transfer."
 The Fund is unable to predict the effect that sales or resales made pursuant to future registration statements, or otherwise may have on the prevailing market price for the Fund's Shares, although it is likely that sales of a large number of Shares would depress such market price.

                                   VALUATION

     The net asset value per Share is calculated in U.S. Dollars on the last business day of each week and each month, and may be calculated at such other times as the Board of Directors may determine, in the following manner:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Manager to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Manager deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

     Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.
 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the Fund's Shares into U.S. dollars at the prevailing market rates.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of Shares outstanding (excluding treasury shares), and the results, rounded to the nearest cent, is the net asset value per Share.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund will, from time to time, distribute dividends and realized net capital gains to Shareholders. See "Tax Considerations". Shareholders will receive all distributions in cash paid by check in U.S. Dollars mailed directly to the Shareholder by the Fund's dividend paying agent or, as permitted by the Board of Directors, may elect to invest distributions in additional Shares issued by the Fund for this purpose. Shareholders, as permitted by the Board of Directors, will be given the option to reinvest such distribution in additional Shares of the Fund or receive cash. In any case, where Shareholders are permitted to choose between a cash dividend or a stock dividend, Shareholders will be required, before the declaration of any such dividend, to provide their election to the Fund in writing. No fees are charged in connection with a Shareholder's election to receive a stock dividend or in connection with any other stock dividend.

     Shares that are purchased in this offering will be entitled to any dividends that are declared on Shares of record beginning on the day following the date on which the net asset value is determined. If requested, Share certificates will be sent to Shareholders immediately following the date on which payment for the Shares has been received (the "settlement date").

                              REPURCHASE OF SHARES

     The Fund's Board of Directors currently intends, approximately each quarter, to consider authorizing the Fund to make tender offers for up to 5% of the Fund's then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for Shareholders, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all Shareholders who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid notwithstanding the possibility that one or more tender offers may be consummated. The Fund has completed one tender offer for 1,979,192 Shares (8.5% of the then outstanding Shares) in accordance with a Board authorization of January 10, 1991, permitting the Fund to tender for up to 10% of its then outstanding Shares.

     Commencement by the Fund of such a tender offer during a period in which it is simultaneously engaged in a continuous offering of its Shares may be a violation of rules designed to prevent price manipulation promulgated by the SEC under the 1934 Act. Accordingly, the Fund applied for and was granted an exemption by the SEC exempting the Fund from such rules to permit the Fund to make tender offers for its Shares while simultaneously engaged in the continuous offering of Shares. Pursuant to that exemptive order the Fund has agreed to discontinue the offer and sale of Shares during the last five business days prior to termination of any tender offer. No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Directors authorizes the Fund to make a tender offer at such time, if any, that the Fund is unable to rely on such exemption, the Fund intends to suspend the continuous offering of its Shares during the term of such tender offer in the manner prescribed by the 1934 Act (or in such other manner as may be permitted by the staff of the SEC).

     In connection with any tender offer, Shareholders will be furnished with a notice describing the tender offer. Such notice will contain information Shareholders should consider in deciding whether or not to tender their Shares and detailed instructions on how to tender their Shares. A tender offer would be funded by the disposition of portfolio investments. The Fund does not intend to borrow money to finance a tender offer. The price the Fund will pay to repurchase its Shares will be equal to the Fund's net asset value on the day the tender offer expires. During the period that the tender offer is open Shareholders may ascertain the net asset value (which is calculated on the last business day of each week and month) by calling Abbe Shapiro at (310) 996-6000.

     Although the Board of Directors believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, could have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Manager may encounter some difficulty in disposing of portfolio securities in order to consummate tender offers. In considering whether to make a tender offer the Board of Directors would consider, among other things, how many (if any) Shareholders have indicated an interest in selling their Shares, the current cash position of the Fund, any potential effect of the repurchase on the Fund's investment management operations, and whether a tender offer would be in the best interests of all Shareholders of the Fund. Shareholders interested in selling Shares pursuant to a prospective tender offer should notify Abbe Shapiro, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Such notification should be in writing and should specify the number of Shares to be tendered. This information will be considered by the Board of Directors in considering whether to make a tender offer.

     Even if a tender offer has been made, the Directors' current policy (which may be changed in the future), is that the Fund will not make a tender offer if
(1) in the judgment of the Directors, there is not sufficient liquidity of Fund assets; (2) such transactions, if consummated, would impair the Fund's status as a regulated investment company under the Internal Revenue Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of Shareholders who receive dividends from the Fund); or (3) there is, in the judgment of the Directors, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitations affecting the Fund or the issuers of its portfolio instruments imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, or (d) other events or conditions that would have a material adverse effect on the Fund or its shareholders if tendered Shares were purchased.

                            RESTRICTIONS ON TRANSFER

      At the time it becomes a Shareholder of the Fund, each Shareholder agrees with respect to transfers of Shares that it will not transfer any Shares to a third party unless the prospective purchaser meets the suitability standards set by the Fund, which are currently: (i) each transferee that is a "company" (as defined in the 1940 Act) must have total assets in excess of U.S. $5 million; (ii) each transferee that is a natural person must be an "accredited investor" within the meaning of Regulation D under the 1933 Act; (iii) the transferee must be purchasing at least $25,000 worth of Shares; (iv) after transfer, the transferee must have an account balance with the Fund of at least U.S. $100,000; and (v) the transferee must not own upon the transfer of Shares, either alone or together with any affiliate, more than 15% of the Fund's Shares (provided that this limitation shall not apply to the acquisition of Shares by reinvestment of dividends or capital gain distributions; and provided further, that any Shareholder of the Fund may purchase its pro rata portion of all Shares authorized for issuance and sale by the Fund without regard to this limitation). "Transfer" includes any sale, assignment, transfer, encumbrance, hypothecation, pledge or other disposition of any nature, voluntary or involuntary, by operation of law or otherwise, of any Shares or of any interest therein. The Fund and its transfer agent will not effect any transfer of Shares unless sufficient evidence of compliance with the above requirements has been provided to the Fund.

     With respect to individuals, the term "accredited investor" under Regulation D includes a person whose net worth exceeds U.S. $1,000,000, a Director or certain executive Officers of the Fund, and persons who have had, and expect to continue to have, certain levels of income (U.S. $ 200,000 per year, or U.S. $300,000 per year with that person's spouse).

     The Board of Directors of the Fund may from time to time and without Shareholder approval modify the standards that prospective purchasers must meet. Those changes could further limit the liquidity of an investment in the Fund. In light of the limited market for the Shares and the restrictions on transfers of the Shares, investors should not purchase Shares unless the investor has no need for access to the assets so invested and is capable of bearing the significant risk of maintaining that investment for an indefinite period.

     The Fund has arranged with an unaffiliated broker-dealer to assist Shareholders who may wish to sell Fund Shares to effect the purchase and sale of shares to other potential purchasers that meet the Fund's shareholder eligibility requirements (see above). The Manager is responsible for expenses associated with the foregoing arrangement.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     In placing orders for the purchase and sale of securities for the Fund, the Manager will use its best efforts to obtain the most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. The Manager is authorized to pay spreads or commissions to brokers or dealers furnishing brokerage and research services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The type of services the Manager may consider when selecting brokers to effect transactions includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and the furnishing of analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. There is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.
 Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, it is the opinion of the Manager that such information is only supplementary to its own research efforts, since the information must still be analyzed, weighed and reviewed by the Manager in connection with the Fund. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information may be used by the Manager in connection with the Fund.
Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

     The Fund's portfolio turnover rates for the fiscal years ended June 30, 1998, 1997 and 1996 were 23.41%, 23.75% and 17.78%, respectively. The portfolio turnover rate is expected to be less than 100% each fiscal year.
 Brokerage commissions paid on the Fund's portfolio transactions for the fiscal years ended June 30, 1998, 1997 and 1996 amounted to $24,494,308, $17,306,312 and $15,787,242, respectively.

                  REPORTS, LISTING AND PUBLICATION OF VALUE

     The Fund does not currently believe there will be an active secondary market for the Shares. To the extent a secondary market does develop, investors should be aware that the shares of closed-end investment companies typically trade at a discount from or premium to their net asset value and frequently trade at a discount from net asset value. Should there ever be a secondary market for Fund Shares, it cannot be predicted whether the Shares would sell at a discount from or premium to net asset value.

     Shares of the Fund are listed on the Luxembourg Stock Exchange. A legal notice and the Articles of Incorporation and By-Laws of the Fund are lodged with the Chief Registrar of the District Court of Luxembourg where such documents are available for inspection and where copies thereof are available upon request. While the restrictions on transfer described above under "Shareholders Agreement and Restrictions on Transfer" remain in effect there may be little (if any) trading in the Fund's Shares on the Luxembourg Stock Exchange or elsewhere. Since the Fund's inception, there has been no public trading of the Fund's Shares.

     Financial statements of the Fund are sent to the Shareholders at least semiannually. At least one of these reports will be audited annually. Reports will be made available at the office of the Fund's Luxembourg transfer agent, Banque Internationale a' Luxembourg, S.A. In addition, notices to Shareholders are published in a Luxembourg newspaper, which is the Luxemburger Wort.
 Attached as Appendix A to this Prospectus are the audited financial statements for the fiscal year ended June 30, 1998.


 The Fund's net asset value per Share on September 30, 1998 was $35.97. The total investment return, assuming dividend and capital gain distributions were reinvested, from May 30, 1986 (the commencement of operations) through September 30, 1998 was +758%.


     Total return for the period is computed as follows:

     An initial investment is divided by the net asset value per Share as of the first day of the period in order to determine the initial number of Shares purchased. Subsequent dividends and capital gain distributions are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial Shares purchased and Shares acquired through reinvestment is multiplied by the net asset value per Share as of the end of the period in order to determine ending value. The ending value is divided by the initial investment converted to a percentage which equals total return.
 The total investment return of the Fund may also be computed and presented without deducting management fees. This figure is calculated by adding back the management fee for the month (as a percentage of net assets) to the Fund's total net return for the month as computed in the manner described above.

                               TAX CONSIDERATIONS

     The Fund is registered as an investment company under the 1940 Act and intends to qualify and to elect to be taxed as a "regulated investment company" (or "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").
If the Fund is to qualify for the special tax treatment afforded RICs under the Code, it must meet various requirements, including (i) that at least 90% of the Fund's gross income for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of stocks, securities or foreign currencies or from other income derived with respect to its business of investing in stock, securities or currencies; (ii) that less than 30% of its gross income must be derived from the sale or disposition of stock, securities, options, futures, and certain foreign currencies (including certain options, futures or forward contracts on foreign currencies) held for less than three months; (iii) that at the end of each quarter of its taxable year, it meets certain asset diversification requirements, including that not more than 25% of the value of its assets be invested in the securities of any one issuer and at least 50% of its assets be represented by cash, U.S. Government securities or other securities limited in the case of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of each such issuer; and (iv) that it distribute each year at least 90% of its investment company taxable income (including interest, dividends and net short-term capital gains in excess of net long-term capital losses).

     As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    If it qualifies for regulated investment company status, the Fund will send written notices to shareholders annually regarding the tax status of all distributions made during such year, the amount of undistributed net capital gains, if any, and any applicable tax credits.

DISTRIBUTIONS

     Dividends of investment company taxable income are taxable to a shareholder as ordinary income whether paid in cash or reinvested in additional Shares. It is anticipated that the dividends will not qualify for the dividends-received deduction for a U.S. corporation.

     Distributions of net capital gains, if any, which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. The Board of Directors of the Fund generally intends to distribute any net capital gains. If the Fund should retain net capital gains, it will be subject to a tax of 35% of the amount retained. The Fund expects to designate amounts retained, if any, as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income taxation on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount, and (ii) would be entitled to credit against their U.S. federal income tax liabilities for their proportionate Shares of the tax paid by the Fund on the undistributed amount and to claim refunds to the extent that their credits exceed their liabilities. For U.S. federal income tax purposes, the adjusted basis of the Fund Shares owned by a shareholder of the Fund would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Under the Code, the Fund will account for its income and deduction in U.S. dollars and thus may realize gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, including security purchases and sales, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities. Any such gains or losses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of forward contracts and certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses are referred to under the Code as "Section 988" gains or losses. Section 988 gains may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, Section 988 losses may decrease or eliminate income available for distribution. For example, if foreign exchange losses of the Fund were to exceed the Fund's other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, and distributions made before the losses were realized would be re-characterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, thus reducing each shareholder's basis in his or her Fund Shares, or, if no remaining basis, as gain from the sale of Fund Shares.

HEDGING TRANSACTIONS

     The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     In the case of Fund transactions involving many futures contracts, certain foreign currency contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year (and, for excise tax purposes, on October 31 of each calendar year).

     Generally, certain hedging transactions which the Fund may undertake may result in "straddles" for U.S. federal income tax purposes. The straddle rules under the Code may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of ordinary income and short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed by the Fund to its shareholders and which will be taxed to shareholders of the Fund as ordinary income or long-term capital gain, may be increased or decreased by such hedging transactions.

     Certain requirements under the regulated investment company provisions of the Code may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and forward contracts.

SALE OF SHARES

     In general, upon the sale or other disposition of Shares of the Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. However, if the shareholder sells Fund Shares to the Fund (in a tender offer by the Fund, for example), proceeds received by the shareholder may, in some cases, be characterized for tax purposes as dividends. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such Shares.

FOREIGN WITHHOLDING TAXES

     Income received by the Fund from sources within countries other than the United States ("foreign countries") may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, each of the Fund's shareholders will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified with 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. Any gains from the sale of securities by the Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to elect to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays generally will reduce investment company taxable income.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

     The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

INVESTMENT IN FOREIGN INVESTMENT COMPANIES

     The Fund currently invests in Chile and may in the future invest in one or more other countries through vehicles organized under local laws. For U.S. Federal income tax purposes, the vehicle used may be treated as a controlled foreign corporation ("CFC"). The income and net capital gains of a CFC will be includable in the investment company taxable income of the Fund, which the Fund must distribute to its shareholders. The Fund's investment in any CFC (or in two or more CFC's in which the Fund owns 20% or more of the voting stock) may be treated as the security of one issuer for purposes of the 5% and 25% limits of the diversification requirement.

     The Fund may also invest in securities of investment companies which it does not control which are organized under the laws of a country in which it may invest. For U.S. federal income tax purposes, these investment companies will be treated as passive foreign investment companies ("PFIC"). Gain on sale of PFIC shares, and certain excess distributions received from a PFIC, will be treated as ordinary income allocable ratably over the Fund's holding period for its PFIC shares. To the extent attributable to prior taxable years of the Fund, the gains or income will be taxable to the Fund, rather than its shareholders, and tax payable by the Fund will be increased by an interest charge. The Fund may be able to elect with respect to a PFIC to be taxed currently on the PFIC's income and gains. If its election were made it would avoid taxation of the income to the Fund and imposition of any interest charge, and enable the character of the PFIC's income (as net capital gain or ordinary income) to pass through to the Fund.

     Other elections also may become available to the Fund, including one under which the Fund would treat appreciation in value of PFIC shares as gain realized at the end of a taxable year, but treated as ordinary income, such gain, if distributed by the Fund, would not be taxable to the Fund and no interest charge would be imposed.

     The specific consequences of one election normally will differ from the consequences arising under another election. As a result, the Fund will consider the ramifications of the election(s) available to it and will make these elections only as deemed appropriate.

                              GENERAL INFORMATION

YEAR 2000

     The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Fund and its shareholders. However, the Fund understands that its key service providers--including the Manager and its affiliates--are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The Fund and its Manager will continue to monitor developments relating to this issue.

        CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

     The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, acts as Custodian for the Fund pursuant to a custodian agreement. The Custodian employs sub-custodians located in countries where the Fund's portfolio securities are traded.

     American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, acts as the Fund's dividend paying agent, transfer agent and registrar for the Shares. The Fund's Luxembourg transfer agent is Banque Internationale a' Luxembourg, S.A.

                   INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     The accounting firm of PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, acts as independent accountants for the Fund. The financial statements for the year ended June 30, 1998 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Fund.

     At the date of this Prospectus, the Fund was not subject to any pending litigation and was not aware of any threatened litigation.

                             AVAILABLE INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                            APPENDIX A TO PROSPECTUS

AUDITED FINANCIAL STATEMENTS AS OF JUNE 30, 1998:

Statement of Assets and Liabilities as of June 30, 1998 (including investment portfolio as of June 30, 1998).
Statement of Operations for the fiscal year ended June 30, 1998.
Statement of Changes in Net Assets for the fiscal years ended June 30, 1998 and June 30, 1997.
Per-Share Data and Ratios for the fiscal years ended June 30, 1994 through June 30, 1998.
Notes to Financial Statements for the fiscal year ended June 30, 1998.
Report of Independent Accountants dated August 14, 1998.


INVESTMENT PORTFOLIO, JUNE 30, 1998

INDUSTRY DIVERSIFICATION

                                                Equity Securities
                                       ---------------------------------
                                       Common         Preferred       Convertible                     Percent of
                                       Stocks         Stocks          Bonds            Bonds          Net Assets
-----------------------------------------------------------------------------------------------------------------

Telecommunications                     15.29%         4.47%           -                .08%           19.84%
Banking                                7.12           2.56            .04%             .03            9.75
Utilities: Electric & Gas              5.09           2.69            -                 -             7.78
Beverages & Tobacco                    5.64           1.88            -                 -             7.52
Energy Sources                         5.02           .92             .01               -             5.95
Electronic Components                  4.73           -               .05               -             4.78
Merchandising                          2.63           .04             -                 -             2.67
Other Industries                       21.30          2.76            .57              6.84           31.47
                                       ------         ------          -----            ------         ------
                                       66.82%         15.32%          .67%             6.95%          89.76%
                                       ======         ======          =====            ======
Short-Term Securities                                                                                 10.03
Excess of cash and receivables over liabilities                                                       .21
                                                                                                      -------
Net Assets                                                                                            100.00%
                                                                                                      =======

EMERGING MARKETS GROWTH FUND, INC.

Investment Portfolio - JUNE 30, 1998

                                                                          Number of
                                                                          Shares or        Market          Percent
EQUITY - TYPE SECURITIES                                                  Principal        Value           of Net
(common and preferred stocks and convertible debentures)                    Amount         (000)           Assets
-----------------------------------------------------------------------------------------------------


Argentina - 6.80%
Banco de Galicia y Buenos Aires SA,  Class B                            2,753,509          $12,393
Banco de Galicia y Buenos Aires SA, Class B
 (American Depositary Receipts)                                         3,059,368          55,834          .55
Banco Frances del Rio de la Plata SA                                    740,600            5,600
Banco Frances del Rio de la Plata SA
  (American Depositary Receipts)                                        2,342,141          53,723          .48
Banco Rio de la Plata, Class B
 (American Depositary Receipts)                                         3,726,700          39,363          .32
BI SA  (acquired 10/21/93, cost: $6,130,000) (1)                        6,130,000          6,621           .05
Disco SA (American Depositary Receipts)                                 753,000            24,096          .19
Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1)              28,022,311         29,086          .23
IRSA Inversiones y Representaciones SA                                  4,084,500          12,010
IRSA Inversiones y Representaciones SA                                                                     .23
  (Global Depositary Receipts)                                          564,915            16,453
Nortel Inversora SA, Class A, preferred
  (American Depositary Receipts)
  (acquired 11/24/92, cost:$5,562,000) (1)(3)                           803,868            10,675
Nortel Inversora SA, Class B, preferred                                                                    .43
  (American Depositary Receipts)(3)                                     1,688,140          41,993
Perez Companc, Class B                                                  12,811,086         64,321
Perez Companc, Class B (American Depositary Receipts)                   689,668            6,925           .58
Quilmes Industrial SA, nonvoting, preferred
  (American Depositary Shares)                                          1,088,800          10,616          .09
Sociedad Comercial del Plata SA                                         1,059,290          1,165           .01
Telecom Argentina STET-France Telecom SA, Class B(3)                    2,800,000          16,522
Telecom Argentina STET-France Telecom SA, Class B                                                          1.17
  (American Depositary Shares)(3)                                       4,312,900          128,578
Telefonica de Argentina SA, Class B(3)                                  4,910,000          15,911
Telefonica de Argentina SA, Class B                                                                        1.54
  (American Depositary Shares)(3)                                       5,366,600          174,079
YPF SA, Class D (American Depositary Receipts)                          3,827,500          115,064         .93
                                                                                           ----------      ----------
                                                                                           841,028         6.80
                                                                                           ----------      ----------

Brazil - 15.52%
Aracruz Celulose SA, Class B, preferred nominative
  (American Depositary Receipts)                                        533,550            6,102           .05
Banco Bradesco SA, preferred nominative                                 11,032,827,214     92,059          .74
Banco do Estado de Sao Paulo SA,preferred nominative                    409,982,700        18,969          .15
Banco Itau SA, preferred nominative                                     312,564,300        178,377         1.44
Banco Nacional SA, preferred nominative (2)                             215,940,814        -
Banco Nacional SA, ordinary nominative  (2)                             2,500,000          -               -
Banco Real de Investimento SA, preferred nominative                     4,650,000          17,289          .14
Banco Real SA, preferred nominative                                     10,771,650         8,383           .07
Bompreco SA, Supermercados do Nordeste,
  preferred nominative (Global Depositary Receipts)                     329,000            4,688           .04
Brasmotor SA, preferred nominative                                      50,872,932         4,663           .04
CEN Geradoras, preferred nominative, Class B
  (American Depositary Receipts)                                        722,678            5,059
CEN Geradoras, ordinary nominative                                                                         .09
 (American Depositary Receipts)                                         906,059            6,116
Centrais Eletricas Brasileiras SA-ELETROBRAS, Class B,
   preferred nominative (American Depositary Receipts)                  7,226,788          108,402
Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative                                                   164,800,000        4,845           1.98
Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative (American Depositary Receipts)                    9,060,591          131,379
Centrais Eletricas de Santa Catarina SA - CELESC, Class B,
  preferred nominative                                                  983,000            748             .01
CESP-Companhia Energetica de Sao Paulo,
  preferred nominative                                                  24,700,000         686
CESP- Companhia Energetica de Sao Paulo, preferred
  nominative (American Depositary Receipts)                             1,151,291          9,786           .08
CESP-Companhia Energetica de Sao Paulo,
  ordinary nominative                                                   16,927,984         397
Companhia Cervejaria Brahma, preferred nominative                       142,451,437        88,686
Companhia Cervejaria Brahma, preferred nominative                                                          1.23
  (American Depositary Receipts)                                        5,100,500          63,756
Companhia Cervejaria Brahma, preferred nominative
  (American Depositary Receipts)                                        224,483            124
Companhia Cervejaria Brahma, ordinary nominative                        56,147,100         9,957           .08
Companhia de Eletricidade do Estado do Rio de Janeiro
CERJ, ordinary nominative (2)                                           23,019,820,000     11,346          .09
Companhia de Tecidos Norte de Minas- COTEMINAS
preferred nominative (3)                                                76,970,466         11,647
Companhia de Tecidos Norte de Minas- COTEMINAS                                                             .13
  ordinary nominative (Global Depositary Receipts) (3)                  535,000            3,946
Companhia Energetica de Minas Gerais-CEMIG,
  prefrred nominative                                                   804,718,110        25,050
Companhia Energetica de Minas Gerais-CEMIG,
 preferred nominative(American Depositary Receipts) (9)                 4,250,580          128,580
                                                                                                           1.35
Companhia Energetica de Minas Gerais-CEMIG,
  preferred nominative (American Depositary Receipts)
  (acquired 6/21/96, cost: $9,501,000) (1)(5)                           457,575            13,842
Companhia Paranaense de Energia-COPEL, Class B,
  preferred nominative                                                  1,916,814,562      17,900
Companhia Paranaense de Energia- COPEL, Class B,                                                           .39
  preferred nominative (American Depositary Receipts)                   2,096,000          19,388
Companhia Paranaense de Energia -COPEL,
  ordinary nominative                                                   1,370,764,600      10,786
Companhia Paulista de Forca @ Luz,
  preferred nominative (2)                                              522,153            41
Companhia Paulista de Forca @ Luz,                                                                         .19
  ordinary nominative (2)                                               234,091,000        23,887
Companhia Vale do Rio Doce
  (American Depositary Receipts)                                        2,854,037          57,794          .47
Consorcio Real Brasileiro de Administracao SA, Class F,
  preferred nominative (3)                                              1,405,000          2,405           .02
Dixie Toga SA, preferred nominative                                     1,872,000          793             .01
ELETROPAULO-Eletricidade de Sao Paulo SA,
  preferred nominative                                                  34,961,925         2,630           .02
Empresa Nacional de Commercio Redito SA-Encopar,
  preferred nominative (3)                                              61,861,588         155             .00
Empresa Paulista de Transmisao de Energia Eletrica SA-EPTE (2)          34,961,925         124             .00
GP Capital Partners, LP
  (acquired 1/28/94, cost: $21,468,000)  (1) (3)                        27,000             20,641          .17
LIGHT- Servicos de Eletricidade SA, ordinary nominative                 114,095,546        35,023          .28
Lojas Americanas SA, ordinary nominative (2)                            8,643,000          59              .00
Mesbla SA, preferred nominative  (2)                                    111,674,640                        .00
Mesbla SA, ordinary nominative  (2)                                     1,041,447,836      104             .00
Multicanal Participacoes SA, preferred nominative                                                          .00
  (American Depositary Shares) (2)                                      1,441,000          7,115           .06
Petroleo Brasileiro SA-PETROBRAS, preferred nominative                  611,741,000        113,726         .92
REAL SA Participacoes e Administracao, SA
  Class A, preferred nominative                                         3,000              5               .00
Sadia Concordia SAIC, preferred nominative                              4,645,000          2,892           .02
SA White Martins, ordinary nominative                                   11,903,844         11,014          .09
Souza Cruz SA, ordinary nominative                                      2,842,000          21,134          .17
Telecomunicacoes Brasileiras SA (Telebras),
  preferred nominative                                                  60,052,090         6,532
Telecomunicacoes Brasileiras SA (Telebras),
  preferred nominative ( American Depositary Receipts)                  3,560,618          388,775         3.30
Telecomunicacoe Brasileiras SA (Telebras),
  ordinary nominative                                                   155,290,100        12,353
Telecomunicacoe de Sao Paulo SA- (Telebras),
  preferred nominative                                                  273,516,751        64,329
Telecomunicacoes de Sao Paulo SA-Telesp,
  ordinary nominative (2)                                               35,664,592         5,394           .57
Telecomunicacoes de Sao Paulo SA-Telesp,
  preferred nominative, rights, expire July 10,1998 (2)                 14,400,315         230
Telecomunicacoes de Sao Paulo SA-Telesp Celular, Class B,
  preferred nominative (2)                                              383,782,651        31,857          .27
Telecomunicacoes de Sao Paulo SA- Telesp Celular,
  ordinary nominative (2)                                               35,664,592         1,513
Souza Cruz SA, ordinary nominative
Telecomunicacoes Brasileiras SA (Telebras),                             3,332,150          98,298          .80
Usinas Siderurgicas de Minas Gerais SA,
  preferred nominative (American Depositary Receipts)
  (acquired 9/1/93,cost: $9,774,000) (1)                                1,550,305          7,558           .06
                                                                                           ----------      ----------
                                                                                           1,919,337       15.52
                                                                                           ----------      ----------




Chile - 3.18%
Antofagasta PLC                                                         4,805,530          20,061          .16
Banco Santander Chile, Class A
  (American Depositary Receipts)                                        1,608,500          20,709          .17
Compania Cervecerias Unidas SA
   (American Depositary Shares)                                         916,500            19,361          .16
Compania de Telecomunicaciones de Chile SA
  (American Depositary Receipts)                                        5,402,252          109,733         .89
Distribucion y Servicio D&S SA
   (American Depositary Receipts)                                       1,177,800          17,667          .14
Embotelladora Andina SA, Class A, preferred
  (American Depositary Receipts)                                        2,462,350          43,091
Embotelladora Andina SA, Class B, preferred                                                                .55
   (American Depositary Receipts)                                       1,573,200          24,581
Empresa Nacional de Electricidad SA
  (American Depositary Receipts)                                        6,643,509          94,670          .76
Enersis SA (American Depositary Receipts)                               765,456            18,706          .15
Gener SA ,(American Depositary Receipts)                                248,643            4,538           .04
Laboratorio Chile SA (American Depositary Receipts)                     120,400            1,731           .01
Santa Isabel SA (American Depositary Receipts)                          878,700            9,666           .08
Sociedad Quimica y Minera de Chile SA, Class B
   (American Depositary Receipts)                                       260,500            8,727           .07
                                                                                           ----------      ----------
                                                                                           393,241         3.18
                                                                                           ----------      ----------


China  - 0.66%
China Eastern Airlines Corp. Ltd., Class H (2)                          40,700,000         3,573
China Eastern Airlines Corp. Ltd., Class H,                                                                .04
  (American Depositary Receipts)(2)                                     175,700            1,559
China Resources Beijing Land Ltd.                                       32,392,000         10,454          .09
China Yuchai International Ltd. (2)                                     913,000            2,340           .02
Guang Dong Electric Power Development Co. Ltd., Class B                 3,191,448          1,187           .01
Huaneng Power International, Inc., Class N
  (American Depositary Receipts)(2)                                     718,200            9,651           .08
Jiangsu ExpresswayCo. Ltd.,Class H                                      44,584,000         8,460           .07
Jiangxi CopperCo. Ltd., Class H                                         25,403,500         1,671           .01
NG Fung Hong Ltd.                                                       30,059,000         20,760          .17
Quingling Motors Co.,Ltd., Class H                                      46,042,600         12,779          .10
Tingyi (Cayman Islands) Holding Corp.                                   67,261,500         4,124           .03
Zhejiang Expressway Co. Ltd., Class H                                   27,052,000         4,540           .04
                                                                                           ----------      ----------
                                                                                           81,098          .66
                                                                                           ----------      ----------


Republic of Croatia  - 0.84%
PLIVA d.d. (Global Depositary Receipts)                                 6,399,821          103,997         .84
                                                                                           ----------      ----------
                                                                                           103,997         .84
                                                                                           ----------      ----------

Czech Republic - 0.34%
SPT Telecom, a.s.   (2)                                                 3,049,740          42,139          .34
                                                                                           ----------      ----------


Ecuador - 0.02%
La Cemento Nacional CA (Global Depositary Receipts)(3)                  15,530             2,407           .02
                                                                                           ----------      ----------


Egypt - 0.13%
Al-Ahram Beverages Co. (Global Depositary Receipts)  (3)                510,000            16,218          .13
                                                                                           -------------   ------------


Ghana - 0.21%

Ashanti Goldfields Co. Ltd.                                             691,111            5,287
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)                1,131,500          9,193
Ashanti Goldfields Co. Ltd.,                                                                               .21
5.50% exchangeable note March 15, 2003                                  $15,970,000        11,978
                                                                                           ----------      ----------
                                                                                           26,458          .21
                                                                                           ----------      ----------


Greece - 2.10%
Aluminum de Grece SAIC (2)(3)                                           374,540            22,178          .18
Ergobank SA Reg                                                         671,010            57,402          .47
Hellenic Bottling Co. SA                                                5,020,620          155,248         1.26
Katselis Sons SA, ordinary                                              74,110             446             .00
Titan Cement Co. SA, ordinary                                           366,044            23,968          .19

                                                                                           ----------      ----------
                                                                                           259,242         2.10
                                                                                           ----------      ----------


Hong Kong - 0.68%
China Resources Enterprise, Ltd.                                        35,598,000         36,763          .30
China-Hongkong Photo Products Holdings Ltd.                             11,996,000         1,688           .01
Legend Holdings Ltd (2)                                                 25,570,000         7,674           .07
New World Infrastructure Ltd. (2)                                       17,662,497         20,293
New World In 144 A CV 1.00% 04-15-03 (1)
  April 15, 2003 (acquired 3/24/98, cost: $24,686,000) (1)              24,670,000         17,762
Siu-Fung Ceramics Holdings Ltd. (2)                                     7,869,409          0               .30
Tian An China Investments Co. Ltd.                                      4,293,500          122
                                                                                           ----------      ----------
                                                                                           84,302          .68
                                                                                           ----------      ----------

Hungary - 0.93%
Gedeon Richter Ltd.                                                     648,200            52,145          .42
Matav RT
Graboplast Textil-es Muborgyarto Rt.                                    102,200            2,588           .02
MATAV, Hungarian Telecommunications Co. Ltd                             7,706,000          44,733          .36
MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)                                          570,100            15,393          .13
                                                                                           ----------      ----------
                                                                                           114,859         .93
                                                                                           ----------      ----------


India - 5.64%
Asian Paints (India) Ltd.                                               564,600            3,244           .03
  Bajaj Auto Ltd.                                                       4,396,350          59,450
                                                                                                           .49
Bajaj Auto Ltd. (Global Depositary Receipts)                            54,900             744
Bharat Forge Ltd.                                                       3,250              6               -
Bharat Petroleum (2)                                                    5,535,200          45,898          .37
Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                          10,100             13              .00
cummins India Ltd.                                                      1,838,000          15,328          .12
East India Hotels Ltd.                                                  869,065            4,506           .04
Essar Steel Ltd.                                                        300                -               .00
Flex Industries Ltd.                                                    260,480            73
Flex Industries Ltd., warrants, expire November 23, 1999                116,210            8               .00
Grasim Industries Ltd.                                                  659,480            5,577
Grasim Industries Ltd. (Global Depositary Receipts)                     1,714,265          10,757          .13
Hindalco Industries Ltd. (3)                                            2,670,425          42,140
Hindalco Industries Ltd, (Global Depositary Receipts) (3)               1,302,280          18,232          .49
Hindustan Lever Ltd.                                                    2,024,500          71,791          .58
Hindustan Petroleum Corp. Ltd. (2)                                      3,515,300          32,286          .26
Housing Development Finance Corp. Ltd.                                  294,300            20,823          .17
Indian Aluminum Co., Ltd.                                               2,597,371          7,565           .06
Indian Rayon and Industries Ltd.                                        1,527,825          7,404
Indian Rayon and Industries Ltd.                                                                           .08
  (Global Depositary Receipts)                                          597,000            1,881
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                          2,155,200          1,804
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                                             .02
  (Global Depositary Receipts)                                          1,770,900          947
Industrial Credit and Investment Corp. of India Ltd.                    3,176,760          5,857           .05
Ispat Industries Ltd. 3.00% convertible Eurobond
  April 1, 2001                                                         4,624,000          2,220
Ispat Industries Ltd., 3.00% convertible bond April 1,2001                                                 .04
  (acquired 3/1/94, cost: $6,258,000) (1)                               6,375,000          3,060
I.T.C. Ltd.                                                             13,247             204
Madras Cements  Ltd.                                                    22,000             1,859           .02
Mahanagar Telephone Nigam Ltd.                                          22,903,000         96,593
Mahanagar Telephone Nigam Ltd.                                                                             .85
  (Global Depositary Receipts)                                          802,700            8,408
Mahindra & Mahindra Ltd.                                                2,658,516          13,524
Mahindra & Mahindra Ltd. (Global Depositary Receipts)                   958,333            4,193
Mahindra & Mahindra Ltd. 5.00% convertible bond                                                            .18
  July 9,2001 (acquired 7/3/96; cost: $5,952,000)                       5,954,000          4,972
Master Gain Scheme (2)                                                  177,000            42
Max India Ltd                                                           315,377            1,030
Max India Ltd. 12.50% nonconvertible debenture                                                             .01
  March 2, 2004                                                         $41,957            156
Motor Industries Co. Ltd. (3)                                           201,855            18,301          .15
Nicholas Piramal India Ltd. (9)                                         1,885,700          15,034          .12
Niko Resources LTD C$ (2) (3)                                           1,000,000          2,962           .02
Ranbaxy Laboratories Ltd.                                               1,591,950          20,595
Ranbaxy Laboratories Ltd. (Global Depositary Receipts)                  874,525            13,861          .28
Raymond Woollen Mills Ltd. (5)                                          931,800            1,764
                                                                                                           .04
Raymond Woollen Mills Ltd. (Global Depositary Receipts) (9)             1,083,000          3,358
Reliance Industries Ltd.                                                15,251,000         51,630
                                                                                                           .45
Reliance Industries Ltd. (Global Depositary Receipts)                   657,150            4,288
Sundaram Finance Ltd.                                                   38,400             213
Tata Engineering and Locomotive Co. Ltd.                                4,577,400          17,920
Tata Engineering and Locomotive Co. Ltd.                                                                   .26
   (Global Depositary Receipts)                                         4,960,191          14,508
United Phospherous Ltd.                                                 822,700            1,957
                                                                                                           .02
United Phospherous Ltd. (Global Depositary Receipts)                    358,964            898
Videsh Sanchar Nigam Ltd.                                               986,800            21,929
                                                                                                           .22
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)                  473,700            5,069
Zee Telefilms Ltd. (3)                                                  1,010,200          10,986          .09
                                                                                           ----------      ----------
                                                                                           697,895         5.64
                                                                                           ----------      ----------

Indonesia - 1.20%
PT Aneka Tambang                                                        18,871,000         1,952           .02
APP Fin (VII)Maur Convertible 144A 3.50% 04-30-03 (1)
  April 30, 2003 (acquired 4/23/98, cost: $6,180,000)                   6,180,000          4,867           .04
Asia Pacific Resources International Holdings Ltd.,
  Class A (2)                                                           2,420,969          4,388           .04
Asia Pulp & Paper Co, Ltd. (American Depostary Receipts)                2,514,000          28,282          .23
PT Astra International Inc.                                             65,123,500         4,491           .04
PT Bank International Indonesia                                         10,231,459         212
PT Bank Internasional Indonesia , warrants,
  expire January 17, 2000 (2)                                           909,462            4
PT BAT Indonesia                                                        530,000            841             .01
Gulf Indonesia Resources Ltd,(2)                                        482,500            5,549           .05
PT Hanjaya Mandala Sampoerna                                            29,535,000         4,125           .03
PT Indah Kiat Pulp/Paper Corp.                                          158,800,000        30,939          .25
PT Indofood Sukses Makmur                                               61,335,200         6,133           .05
PT Indo-Rama Synthetics                                                 26,315,500         2,087           .02
PT International Nickel Indonesia                                       5,069,500          2,727           .02
PT Jaya Real Property                                                   1,549,000          19              .00
PT Lautan Luas Tbk                                                      3,158,000          207             .00
PT Lippo Bank                                                           18,584,000         961             .01
PT Mayora Indah                                                         3,205,500          133             .00
PT Modern Photo Film Co.                                                10,500,800         597             .00
PT Mulia Industrindo                                                    7,175,572          124             .00
PT Pabrik Kertas Tjiwi Kimia                                            11,653,272         1,487           .01
Perusahaan Perseroan (Persero) PT Indonesian
  satellite Corp.                                                       3,683,500          4,369
Perusahaan Perseroan (Persero) PT Indonesian                                                               .19
  Satellite Corp. (American Depositary Receipts)                        1,757,980          19,557
Perusahaan Perseroan (Persero) PT Telekomunikasi
  Indonesia, Class B                                                    42,093,500         12,120
Perusahaan Perseroan (Persero) PT Telekomunikasi                                                           .13
  Indonesia, Class B (American Depositary Receipts)                     729,000            4,237
PT PP London Sumatra Indonesia                                          12,000,000         952             .01
PT Ramayana Lestari Sentosa Tbk                                         4,314,000          342             .00
PT Semen Gresik                                                         6,633,500          3,843           .03
PT Tambang Timah (Persero),                                             2,069,000          945
PT Tambang Timah  (Persero)                                                                                .02
  (Global Depositary Receipts)                                          440,270            1,959
PT United Tractors                                                      3,915,000          122             .00
                                                                                           ----------      ----------
                                                                                           148,571         1.20
                                                                                           ----------      ----------


Kazakhstan  - 0.03%

JSC Kazkommertsbank (American Depositary Receipts)                      154,000            3,273           .03
  (acquired 9/10/97, cost: $4,024,000)  (1)(2)                                             ------------    ----------




Malaysia  - 0.89%

Commerce Asset-Holding Bhd.                                             5,487,240          2,064           .02
Guinness Anchor Bhd.                                                    6,975,000          7,448           .06
Hap Seng Consolidated Bhd.                                              12,058,000         6,438           .05
Hong Leong Credit Bhd.                                                  1,833,600          1,246
Hong Leong Credit Bhd.,                                                                                    .01
 warrants, expire December 27, 2001 (2)                                 174,400            14
Genting Intl PLC(2)                                                     6,864,000          721             .01
IJM Corp. Bhd.                                                          9,902,714          2,644           .02
IOI Corp. Bhd.                                                          18,316,000         9,201           .08
Leader Universal Holdings Bhd.                                          8,965,000          1,349           .01
Malaysian Airline System Bhd.                                           2,291,000          762             .01
Malaysian Pacific Industries Bhd                                        1,116,000          1,327           .01
Nestle (Malaysia) Sdn. Bhd.                                             4,765,000          21,741          .18
Oriental Holdings Bhd.                                                  3,497,120          5,856           .05
O.Y.L. Industries Bhd.                                                  453,000            990             .01
PPB Oil Palms BHD                                                       4,589,000          3,007           .02
Rothmans of Pall Mall (Malaysia) Bhd.                                   1,676,000          11,694          .09
Sime Darby Bhd.                                                         23,549,000         16,345          .13
Sime UEP Properties Bhd.                                                3,017,000          1,743           .01
Star Publications                                                       1,516,000          1,280           .01
Technology Resources Industries Bhd.                                    615,000            425
UMW Holdings Bhd.                                                       7,147,359          3,226           .03
UMW Holdings Bhd., warrants, expire January 26, 2000                    575,159            39              .07
YTL Corp.                                                               12,065,000         9,135           .01
YTL Power International Bhd. (1) (2)                                    3,152,000          1,729

                                                                                           ----------      ----------
                                                                                           110,424         .89
                                                                                           ----------      ----------
Mauritius  - 0.06%
State Bank of Mauritius                                                 10,927,000         7,315           .06
                                                                                           ----------      ----------

Mexico  - 9.31%
Apasco, SA de CV                                                        1,647,576          8,718           .07
Carso Global Telecom, SA de CV                                          2,980,000          9,461           .08
Cemex, SA de CV, Class A                                                2,956,762          11,133
Cemex, SA de CV, Class B                                                9,242,251          40,667
Cemex, SA de CV, Class B (American Depositary Receipts)                 755,792            6,566
                                                                                                           .69
Cemex, SA de CV, ordinary participation certificates                    7,275,597          27,353
Cemex , SA de CV, ordinary particiaption certificates
(American Depositary Receipts)                                          23,892             179
Cifra, SA de CV, Class C(3)                                             34,106,334         47,415
Cifra, SA de CV, Class V (2)(3)                                         70,315,202         105,743
Cifra, SA de CV, Class V
 (American Depositary Receipts) (2) (3)                                 1,240,543          18,298          1.39
Coca-Cola FEMSA, SA de CV, Class L
  (American Depositary Receipts)                                        989,400            17,191          .14
Consorcio International Hospital, SA de CV, preferred
preferred (acquired 9/25/97, cost: $4,533,000)  (1) (2)                 22,665             4,533           .04
Grupo Carso, SA de CV, Class A, ordinary
  participation certificates                                            1,828,100          7,698           .06
Grupo Casa Autrey, SA de CV (American Depositary Receipts)              810,000            5,265           .04
Grupo Financiero Banamex Accival, SA de CV, Class B (2)                 5,019,675          9,785
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                 6,961,238          11,477
Grupo Financiero Banamex Accival, SA de CV,
  7.00% convertible Eurobonds December 15, 1999                         103,000            101             .17
Grupo Financiero Banamex Accival, SA de CV,
  11.00% convertible July 15,  2003
   (acquired 7/12/96, cost:  $351,000)(1)                               $ 371,000          377
Grupo Financiero Bancomer, SA de CV, Class B                            37,100,000         13,845
Grupo Financiero Bancomer, SA de CV., Series L2 25.387%                                                    .12
  convertible subordinated debentures May 16, 2002                      MXN5,750,000       713
Grupo Financiero BBV-Probursa, SA de CV, Class B (2)                    41,464,331         5,266           .04
Grupo Industrial Emprex, Class B
  (formerly Fomento Economico Mexicano, SA de CV) (2)                   1,980,400          62,383          .51
Grupo Industrial Maseca, SA de CV, Class B
  (American Depositary Receipts)                                        1,064,700          11,845          .10
Grupo Mexico, SA de CV, Class L (2)                                     4,862,500          13,352          .11
Grupo Televisa, SA, ordinary participation certificates (2)             263,000            4,922
Grupo Televisa, SA, ordinary participation certificates
  (American Depositary Receipts) (2)                                    1,306,599          49,161          .44
Kimberly-Clark de Mexico, SA de CV, Class A,
  ordinary participation certificates                                   21,833,300         77,585
                                                                                                           .64
Kimberly-Clark de Mexico, SA de CV, Class B                             350,000            1,821
Pepsi-Gemex, SA de CV, ordinary participation certificates
  (Global Depositary Receipts)                                          662,000            7,985           .07
Telefonos de Mexico, SA de CV, Class A                                  9,137,500          21,884
Telefonos de Mexico, SA de CV, Class A
   (American Depositary Receipts)                                       71,000             166
Telefonos de Mexico, SA de CV, Class L                                  13,706,250         32,979
Telefonos de Mexico, SA de CV, Class L                                                                     4.43
    (American Depositary Receipts)                                      10,252,275         492,750
TV Azteca SA de CV, (American Depositary Receipts)                      1,993,800          21,558          .17
                                                                                           ----------      ----------
                                                                                           1,150,175       9.31
                                                                                           ----------      ----------
Morocco  - 0.31%
Banque Commerciale du Maroc                                             35,443             3,506           .03
Cimenterie de l'Oriental, Class A                                       100,641            11,165          .09
ONA SA                                                                  56,000             6,782           .05
Societe des Brasseries du Maroc                                         23,432             7,955           .07
Wafabank, Class A                                                       72,000             8,653           .07
                                                                                           ----------      ----------
                                                                                           38,061          .31
                                                                                           ----------      ----------

Pakistan  - 0.15%
Chakwal Cement Co. Ltd. (Global Depositary Receipts) (2)                891,111            -               .00
Engro Chemical Pakistan Ltd.                                            4,545,490          4,883           .04
Hub Power Co. Ltd.  (Global Depositary Receipts)                        1,263,328          8,211           .07
Pakistan Telecommunication Corp.
  (Global Depositary Receipts)                                          150,900            4,980           .04
                                                                                           ----------      ----------
                                                                                           18,074          .15
                                                                                           ----------      ----------

Peru  - 1.60%
Cementos Lima SA                                                        641,888            12,007          .10
Compania de Minas Buenaventura SA, Class B                              111,975            735
Compania de Minas Buenaventura SA, Class B
  (American Depositary Receipts)                                        1,166,298          15,307          .17
Compania de Minas Buenaventura SA, Class T                              963,000            5,381
Credicorp Ltd.                                                          5,152,591          75,678          .61
Minsur SA-Trabajo                                                       3,482,386          6,882           .06
Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (1)                7,224,130          7,737           .06
Telefonica del Peru,
 Class B (American Depositary Shares)                                   3,603,000          73,636          .60
                                                                                           ----------      ----------
                                                                                           197,363         1.60
                                                                                           ----------      ----------

Philippines  - 2.33%

Ayala Corp., Class B                                                    50,728,110         13,140
Ayala Corp., Class B (Global Depositary Shares)                         1,158,696          2,456           .13
Ayala Land, Inc.                                                        117,524,133        33,983
Ayala Land, Inc.,6.00% convertible bond  March 19, 2002                 PHP260,000,000     4,386           .31
Bacnotan Consolidated Industries, Inc.                                  567,100            417
Bacnotan Consolidated Industries, Inc., 5.50% convertible
  bond June 21, 2004 (acquired 6/8/94, cost: $4,484,000) (1)            $4,500,000         1,575           .02
Bank of the Philippine Islands                                          5,211,800          10,675          .09
Bayan Telecommunications Holding Corp.
  (acquired 2/12/98, cost: $81,000) (1) (2)                             32,281             78
Bayan Telecommunications Holding Corp. convertible
preferred (acquired 12/22/97, cost: $9,000,000)  (1) (2)                180,000            9,000           .07
Benpres Holdings Corp. (Global Depositary Receipts) (2)                 5,815,194          14,538          .12
C&P Homes, Inc. (2)                                                     47,656,450         2,411           .02
Fil-Estate Land, Inc. (2)                                               25,300,000         658             .01
Fortune Cement Corp. (2)                                                42,335,625         2,244           .02
HI Cement Corp.                                                         33,051,900         2,070           .01
International Container Terminal Services, Inc. (2)                     13,022,392         1,491
International Container Terminal Services, Inc.,
  6.00% convertible bond February 19,2000                                                                  .03
  (acquired 2/18/93, cost: $4,000,000) (1)                              $4,000,000         2,400
JG Summit Holdings, Inc., Class B                                       21,119,513         916
JG Summit Holdings, Inc., Class B
  (Global Depositary Shares)                                            20,000             82              .05
JG Summit Holdings, Inc., 3.50% convertible bond
   December 23,2003 (acquired 12/9/93, cost: $9,870,000) (1)            $9,870,000         5,182
Keppel Philippines Holdings, Inc., Class B (2)                          44,893             1               .00
Manila Electric Co., Class B                                            5,076,507          13,456          .11
Metropolitan Bank and Trust Co.                                         2,698,070          15,928          .13
Petron Corp. (2)                                                        8,381,074          889             .01
Philippine Airlines Inc. (2)                                            53,811,255         -               .00
Philippine Long Distance Telephone Co., ordinary (2)                    172,500            3,949
Philippine Long Distance Telephone Co., ordinary
  (American Depositary Shares)                                          3,740,516          84,629          .75
Philippine Long Distance Telephone Co., convertible
  preferred, Series III (Global Depositary Shares)                      87,000             4,002
Philippine National Bank (2)                                            530,208            633             .00
PR Holdings, Inc., subscription rights
  (acquired 7/8/92, cost: $9,835,000) (1) (2)                           2,236,600          -               .00
San Miguel Corp., Class B                                               27,858,852         36,921          .30
SM Prime Holdings, Inc.                                                 99,467,000         15,819          .13
Southeast Asia Cement Holdings, Inc. (2)                                68,088,782         574             .00
Universal Robina Corp.                                                  29,809,400         3,053           .02
                                                                                           ----------      ----------
                                                                                           287,556         2.33
                                                                                           ----------      ----------

Poland  - 1.27%
@ Entertainment (2)                                                     192,000            2,112
@ Entertainment (1)(2)                                                  461,000            5,071           .06
Bank Handlowy  W Warszawie SA                                           1,577,920          30,114
Bank Handlowy w Warszawie SA                                                                               .36
  (Global Depositary Receipts)                                          790,072            15,090
Bank Rozwoju Exportu SA                                                 604,700            16,400          .13
Bank Rozwoju Exportu, Rights, expire July 10,1998 (2)                   604,700            174
Bid Bank GDANSKI SA
  (formerly Bank Inlcjatyw Gospodarczych BIG SA)                        1,907,948          2,546           .02
Elektrim SA                                                             2,610,325          31,838
Elektrim SA, 2.0% convertible bond May 30, 2004                         DEM9,727,000       6,848           .31
Exbud SA (2) (3)                                                        634,193            7,644           .06
KGHM Polska Miedz (Global Ddepositary Receipts)                         3,182,600          25,698          .21
Optimus SA                                                              178,900            3,594           .03
Polifarb Cieszyn Wroclaw                                                1,967,667          5,082           .04
Zaklady Metali Lekkich Kety SA (2)                                      292,680            4,410           .04
Zaklady Piwowarskie w Zywcu SA (3)                                      7,262              875             .01
                                                                                           ----------      ----------
                                                                        24,085,967         157,496         1.27
                                                                                           ----------      ----------
Portugal  - 1.63%
Portugal Telecom ,SA                                                    1,703,105          90,278
Portugal Telecom, SA (American Depositary Receipts)                     951,500            50,370          1.14
TELECEL - Comunicacoes Pessoais, SA                                     344,300            61,145          .49
TVI-Televisao Independente, SA non voting preferred (2) (3)             26,375             26              .00
                                                                                           ----------      ----------
                                                                                           201,819         1.63
                                                                                           ----------      ----------

Russian Federation  - 3.76%
AO Mosenergo Power Generation and Electrification
   Amalgamation                                                         45,000,000         2,250
AO Mosenergo Power Generation and Electrification                                                          .19
   Amalgamation (American  Depositary Shares)                           3,418,800          17,094
AO Mosenergo Power Generation and Electrification
  Amalgamation (Russian Depositary Trust Certificate)                   750                3,750
Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate)                270                4,050           .03
Avalon Oil PLC (2)  (9)                                                 5,068,000          3,047           .02
Global Tele-Systems Ltd.,(acquired 2/2/96,
   cost: less than $1,000) (1) (2)                                      2,225,042          104,132         .84
Irkutskenergo (Russian Depositary Trust Certificate)                    685                13,426          .11
JSC Moscow City Telephone Network (MGTS) (2)                            3,200              1,184
JSC Moscow City Telephone Network (MGTS)
  (Russian Depositary Trust Certificate) (2)                            1,111              20,554          .18
Kamaz (2)                                                               4,345,000          1,521           .01
Lenenergo                                                               28,336,800         11,476          .09
LUKoil Holding  (American Depositary Receipts)                          1,593,700          53,548          .43
New Century Capital Partners, LP
  (acquired 12/7/95,cost: $5,492,000) (1)(2)(5)                         5,256,300          5,492           .05
Nizhny Novgorod Sviazinform
  (Russian Depositary Trust Certificate) (2)                            70                 3,675           .03
Ramco Energy PLC (5)                                                    1,417,000          16,089          .13
RAO Gazprom, (American Depositary Receipts)                             1,606,630          17,793
RAO Gazprom  (American Depositary Receipts)
  (acquired 10/21/96, cost:$38,674,000) (1) (3)                         2,322,800          25,725          .35
Russian Telecommunications Development Corp.
  (acquired 12/22/93, cost: $3,800,000) (1)(2)                          380,000            1,900
Russian Telecommunications Development Corp.,
nonvoting ordinary (acquired 12/22/93,                                                                     .04
cost: $6,200,000)  (1)(2)                                               620,000            3,100
St. Petersburg Telephone Network JSC (2)                                12,913,020         7,851           .06
Star Mining Corp (2)                                                    18,884,400         70.00
StoryFirst Communications Inc., Class B, Senior
  convertible preferred (acquired 10/14/97,
  cost: $14,848,000) (1) (2) (3)                                        10,383             14,848          .12
Unified Energy Systems of Russia                                        1,030,329,500      132,913
Unified Energy System of Russia                                                                            1.08
  (Global Depositary Receitps)                                          1,800              24
Xavier Corp US$ (2) (3)                                                 1,350,000          -               .00
                                                                                           ----------      ------------
                                                                                           465,512         3.76
                                                                                           ----------      ------------

Slovakia  - 0.09%
VSZ, AS (5)                                                             1,141,427          9,425           .09
                                                                                           ----------      ------------

South Africa  - 4.48%
African Oxygen Ltd.                                                     6,811,139          11,447          .09
Bidvest Group Ltd.(2)                                                   1,830,860          13,924          .11
Coronation Holdings Ltd., Class N (2)                                   2,555,338          38,223
Coronation Holdings Ltd. (2)                                            555,400            8,588           .38
Ellerine Holding Ltd.                                                   2,806,465          15,329          .12
Energy Africa Ltd.(2)                                                   2,294,500          7,616           .06
Gencor LTD                                                              6,725,000          10,342          .08
Hudaco Industries Ltd.                                                  1,452,000          2,367           .02
International  Pepsi-Cola Bottler Investments
  (aquired 12/18/95, cost:  $9,900,000) (1)(2)(3)(5)                    100,000            10,000          .08
Iscor Ltd.                                                              113,116,268        21,292          .17
JD Group Ltd.                                                           3,580,723          24,012          .19
Malbak Ltd.                                                             4,609,076          3,099           .03
Metro Cash and Carry Ltd.                                               39,012,623         24,588          .20
Nasionale Pers Beperk N, Class N                                        5,466,000          35,828          .29
New Clicks Holding Ltd.                                                 684,267            857             .01
Rembrandt Group Ltd.                                                    3,237,000          20,129          .16
Sage Group Ltd.                                                         1,570,000          6,597           .05
Sasol Ltd.                                                              22,930,686         132,381         1.07
South African Capital Growth Fund, LP, Class A
  (acquired 8/25/95, cost: $1,765,000)  (1) (5)                         1,900              2,464
South Africa Capital Growth Fund, LP, Class D                                                              .18
  (acquired 8/25/95, cost: $12,681,000)  (1) (5)                        13,650             17,707
South African Breweries Ltd.                                            6,081,338          124,693         1.01
South African Druggist Ltd.(3)                                          4,798,839          22,260          .18
                                                                                           ----------      ----------
                                                                                           553,743         4.48
                                                                                           ----------      ----------
South Korea  - 2.04%
Anam Industrial Co. Ltd. (2)                                            634,872            1,492           .01
Daehan Asia Trust (International Depositary Receipts)                   2,820              1,094           .01
Daehan Korea Trust (International Depositary Receipts)                  500                97              .00
Daewoo Securities Co., Ltd., nonvoting preferred                        102,440            125
Daewoo Securities Co., Ltd.,ordinary  (2)                               678,502            2,526           .02
Hansol Paper Co., Ltd.                                                  718,160            3,407           .03
Hyundai Motor Co.                                                       1,486,690          15,084
Hyundai Motor Co., nonvoting preferred
  (Global Depositary Receipts)                                          1,188,250          2,228           .14
Korea Electric Power Corp.                                              2,340              25              .00
Korea Industrial Leasing Co., Ltd. (2)                                  241,000            99              .00
Korea Pacific Trust
 (International Depositary Receipts) (2)                                3,000              1,320           .01
Korea Zinc Co. Ltd.                                                     474,070            3,703           .03
LG Electronics Inc., non-voting preferred
  (Global Depositary Receipts)                                          311,710            475             .01
LG Securities Ltd., preferred (2)                                       235,890            158             .00
LG Semiconductor Co. (2)                                                438,680            3,426           .03
Mirae Co                                                                74,727             124             .00
Pohang Iron & Steel Co., Ltd. (2)                                       77,740             2,576           .02
Samsung Display Devices                                                 908,911            24,879
Samsung Display Devices  0.5% convertible Eurobonds
 April 12, 2002                                                         $770,000           805             .21
Samsung Electronics Co., Ltd., nonvoting preferred                      156,813            1,889
Samsung Electronics Co., Ltd., nonvoting preferred
  (Global Depositary Shares)                                            485,468            4,127           1.15
Samsung Electronics Co., Ltd.                                           3,166,306          98,225
Samsung Electronics Co., Ltd.(Global Depositary Shares)                 2,427,235          38,533
Samsung Fire & Marine Insurance (2)                                     31,071             5,194           .04
Seoul Asia Index Trust (2)
 (International Depositary Receipts)                                    80                 180             .00
Shinhan Bank (2)                                                        32,000             107             .00
SK Telecom Co., Ltd.                                                    63,426             29,128
SK Telecom Co., Ltd. (American Depositary Receipts)                     1,964,982          10,930          .33
Yukong Ltd., warrants, expire June 18, 1999 (2)                         8,000              137             .00
                                                                                           ----------      ----------
                                                                                           252,093         2.04
                                                                                           ----------      ----------


Sri Lanka  - 0.06%
Asian Hotels Corp. Ltd.                                                 12,215,000         888             .01
Development Finance Corp of Ceylon (3)                                  1,788,861          3,695           .03
National Develpoment Bank of Sri Lanka                                  1,296,600          2,480           .02
                                                                                           ----------      ----------
                                                                                           7,063           .06
                                                                                           ----------      ----------


Taiwan  - 6.49%
Acer Computer Intl.                                                     1,639,500          574             .00
Acer Peripherals Inc.                                                   13,931,406         16,060          .13
Advanced Semiconductor Engineering, Inc. (2)                            54,827,766         93,372
Advanced Semiconductor Engineering,  Inc.
  (Global Depositary Receipts) (2)                                      482,790            4,285           .79
ASE Test Ltd (2)                                                        1,760,700          54,582          .44
Asia Cement Corp.                                                       24,831,048         23,132          .19
Asia Corporate Partners Fund, Class B
  (acquired 3/12/96; cost: $20,027,000) (1)(2)(5)                       40,000             18,873          .15
Asustek Computer Inc. (2)                                               16,977,500         138,880         1.12
Cathay Construction Co. Ltd.                                            18,804,400         13,193          .11
China Steel Corp.                                                       8,097,500          5,445           .04
Compal Electronics (2)                                                  28,527,800         76,819          .62
Delta Electronics Inc., 0.50% convertible bond
  March 6,2004 (acquired 2/27/97, cost: $4,247,000) (1)                 4,232,000          4,507           .04
Lite-on Technology                                                      19,338,220         18,015          .15
Nan Ya Plastics Corp.,1.75% Eurobond July 19, 2001                      $1,850,000         1,956           .02
Primax Electronics Ltd.                                                 8,530,056          16,637          .14
 Seres Capital (Cayman Islands)
  (acquired 3/12/96; cost:$25,000) (1)(3)                               2                  25
Seres Capital (Cayman Islands), nonvoting
  (acquired 3/12/96; cost: $125,000) (1)(3)                             8.00               125             .00
Siliconware Precision Industries Co., Ltd.                              4,624,000          6,717           .06
Taiwan Mask Corp. (2)                                                   5,448,038          14,591          .12
Taiwan Semiconductor Manufacturing Co. Ltd,                             137,259,465        283,701
Taiwan Semiconductor Manufacturing Co. Ltd,
  convertible Eurobonds July 3, 2002 (acquired 7/4/97,                                                     2.30
cost: $1,044,000) (1)(2)                                                $ 1,000,000        1,103
Ton Yi Industrial Corp. (2)                                             3,977,631          2,605           .02
Unicap Electronics Industrial Corp. (2)                                 431,222            596             .00
Wus Printed Circuit Co., Ltd.                                           1,431,430          2,605           .02
Yangming Marine Transport Corp. (2)                                     6,890,800          4,313           .03
                                                                                           ----------      ----------
                                                                                           802,711         6.49
                                                                                           ----------      ----------

Thailand  - 0.45%
Bangkok Bank PCL(2)                                                     16,237,460         20,104          .16
Bank of Ayudhya PCL                                                     654,000            84              .00
Charoen Pokphand Feedmill PCL(2)                                        1,509,900          1,258           .01
Dusit Thani PCL (2)                                                     990,000            943             .01
Electricity Generating Authority of Thailand (2)                        10,180,817         15,878
Electricity Generating Authority of Thailand
  Local Registered (2)                                                  8,130              10              .13
Post Publishing PCL (2)(3)                                              2,525,000          2,465           .02
PTT Exploration and Production PCL (2)                                  1,302,500          9,924           .08
Serm Suk PCL (2)                                                        210,166            1,501
Serm Suk PCL, local registered (2)                                      64,960             309             .02
Siam Commercial Bank PCL                                                1,109,466          357
Siam Commercial Bank, warrants (2)                                      277,366            -               .00
Swedish Motors Corp. PCL (2)                                            1,608,100          92              .00
Thai Farmers Bank PCL                                                   1,182,010          1,048
Thai Farmers Bank PCL
  warrants, expire September 15, 2002 (2)                               147,851            9               .01
Thai Glass Industries PCL                                               1,272,200          2,029           .01
  Wattachak 3.50% convertible bond December 6, 2003 (2)                 $6,400,000         -               .00
                                                                                           ----------      ----------
                                                                                           56,011          .45
                                                                                           ----------      ----------
Turkey  - 6.04%
Adana Cimento Sanayii TAS, Class A (3) (4)                              302,959,339        11,267
Adana Cimento Sanayii, TAS, Class C (3)                                 104,042,945        498             .10
Aktas Elektrik Ticaret AS                                               37,154,868         19,540          .16
Ege Biracilik ve Malt Sanayii AS                                        181,448,538        21,470          .17
Erciyas Biracilik ve Malt Sanayii AS                                    155,582,000        23,670          .19
Eregli Demir ve Celik Fabrikalari TAS(2) (3)                            364,422,000        56,810          .46
Koc Holding AS, ordinary                                                319,991,538        62,505          .50
Migros Turk TAS                                                         43,223,363         42,215          .34
Nergis Holding                                                          99,999,960         8,640           .07
Netas Northern Electric Telekomunikasyon AS (2)                         33,819,300         9,020           .07
Petrol Ofisi AS                                                         200,648,437        51,253          .41
Trakya Cam Sanayii AS (3)                                               564,604,574        23,330          .19
Turkiye Garanti Bank AS(2)                                              910,240,000        41,886          .34
Turkiye Is Bankasi AS                                                   4,213,583,149      170,152         1.38
Turkiye Sise ve Cam Fabrikalari AS  (9)                                 1,391,502,947      45,998          .37
Yapi Kredi Bankasi AS (3)                                               6,224,535,060      158,998         1.29
                                                                                           ----------      ----------
                                                                                           747,252         6.04
                                                                                           ----------      ----------
Ukraine - 0.07%
JKX Oil & Gas PCL(2) (3)                                                10,230,233         6,150
JKX Oil & Gas PLC, 7.00% convertible bond June 30, 2001
  (acquired 6/6/96 , cost: $2,000,000) (1), (3)                         2,000,000          2,000           .07

                                                                                           ----------      ----------
                                                                                           8,150           .07
                                                                                           ----------      ----------
Venezuela - 0.42%
Compania Anonima Nacional Telefonos de Venezuela
   (CANTV), Class D (American Depositary Receipts)                      2,092,000          52,300          .42
                                                                                           -------------   ------------

Vietnam - 0.03%
Vietnam Frontier Fund
  (acquired 7/21/94, cost: $2,293,000) (1)(2)(5)                        222,610            1,113           .01
Vietnam Investment Fund, preferred, units
  (acquired 8/4/94, cost: $3,206,000) (1)(2)(5)                         30                 3,206
Vietnam Investment Fund, ordinary, units
  (acquired 8/4/94, cost: less than $1,000) (1)(2)(5)                   6                  --              .02
                                                                                           ----------      ----------
                                                                                           4,319           .03
                                                                                           ----------      ----------


Multi  National  - 2.55%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (1) (2) (5)              3,250,000          2,551           .02
Argosy Mining Corp (2)                                                  424,462            66              .00
Armada Gold Corp C$ (2) (5)                                             5,315,000          905             .01
Armada Gold Corp. 10.00% convertible bond July 8,2004 (9)               CAD800000          380             .00
Billiton PLC                                                            18,156,778         36,079          .29
Cie. Financiere pour l'Europe Centrale SA
 (Global Depositary Receipts) (2)                                       103,195            1,419           .01
Diamondworks Ltd (2)                                                    4,000,000          3,786           .03
Diamondworks Ltd., warrants, expire July 15, 1998 (2)                   1,000,000          26              .00
Dragon Oil PLC (2)                                                      6,515,200          4,569           .04
Freeport-McMoRan Copper & Gold Inc., Class A                            90,000             1,282           .01
Glencar Mining (PLC) (2)                                                519,735            339             .00
Marchmont Gold C$ (2)                                                   148,380            10              .00
New Asia East Investment Fund Ltd., Class A
  (acquired 5/23/96, cost: $2,936,000) (1) (2)                          293,600            2,766
New Asia East Investment Fund Ltd., Class B                                                                .33
  (acquired 5/23/96, cost: $40,064,000) (1) (2)                         4,006,400          37,744
New Europe East Investment Fund Ltd., Class B
  (acquired 6/4/93, cost: $38,116,000) (1) (2)                          436                72,883          .59
Oliver Gold Corp (2)                                                    75,795             11.00           .00
Panamerican Beverages, Inc., Class A                                    4,062,800          127,724         1.03
Star Cruises PLC (2)                                                    6,944,200          13,263          .11
Sutton Resources LTD (2) (3)                                            1,844,500          9569.00
Sutton Resources Ltd., warrants, expire September 30, 1998 (2) (3)      155,000            158.00          .08
                                                                                           -------------   -----------
                                                                                           315,530         2.55
                                                                                           ----------      ----------

Miscellaneous  - 0.51%
  Equity securities in initial period of acquisition                                       62,788          .51
                                                                                           ----------      ----------

TOTAL EQUITY SECURITIES (cost: $10,925,487,000)                                            10,239,245      82.81
                                                                                           ----------      ----------



                                                                        Principal
                                                                        Amount
                                                                        (000)
BOND & NOTES

Argentina  - 1.93%
Republic of Argentina:
8.75% July 10,2002                                                      ARP15620           13,552          .11
9.75% September 19, 2027                                                2,930              2,718           .02
11.00% Octpber 9,2006                                                   37,575             39,642          .32
11.375% January 30, 2017                                                20,600             21,939          .18
11.75% February 12, 2007
  (acquired 1/29/97, cost: $33,035,000) (1)                             ARP33200           31,586          .25
11.75% February 12, 2007                                                ARP23700           22,548          .18
Bocon PIK 3.2052% April 1,2007 (4)                                      ARS8429            5,721           .05
Series L 6.6875% March 31, 2005 (4)                                     22,373             19,800          .16
Bonos Del Tesoro 8.75% May 9, 2002                                      74,750             71,199          .58
CEI Citicorp Holdings, Series B 11.25% February14, 2007                 ARS11675           9,692           .08
Republic of Argentina Bearer Bond,

                                                                                           ----------      ----------
                                                                                           238,397         1.93
                                                                                           ----------      ----------

Brazil - 0.59%
Federal Republic of Brazil:
  Capitalization Bond PIK 8.00% April 15, 2014                          23,552             17,311          .14
  6.6875% April 15,2012 (4)                                             21,750             15,143          .12
  6.875% April 15, 2012 (4)                                             1,500              1,044           .01
MYDFA Trust:
  6.5625% September 15, 2007
  (Acquired 10/2/96, cost: $13,346,000) (1) (4)                         5,355              12,361          .10
6.6875% September 15,2007                                               4,290              3,454           .03
NMB Series L 6.625% April 15, 2009 (4)                                  4,600              3,513           .03
Series EI-L 6.625% April 15, 2006 (4)                                   17,848             14,680          .12
Multicanal Participacoes SA Class B 12.625% June  18, 2004                                                 .00
MYDFA Trust 6.6875% September 15, 2007
  (acquired 10/2/96, cost: $13,797,000) (1) (4)                         5,000              5,000           .04
                                                                                           ----------      ----------
                                                                                           72,506          .59
                                                                                           ----------      ----------

Bulgaria  - 0.18%
Republic of Bulgaria:
  Interested Arrears bond 6.5625% July28, 2011                          5,050.00           3,623           .03
Front Loaded Interest Reduction Bond
  Series A 2.25% July28, 2012                                           28,525             19,005          .15
                                                                                           ----------      ----------
                                                                                           22,628          .18
                                                                                           ----------      ----------
Ecuador  - 0.03%
Republic of Ecuador Past Due Interest Bond 6.625%
  February 27, 2015 (4)                                                 6,676              3,835           .03
                                                                                           ----------      ----------
                                                                                           3,835           .03
                                                                                           ----------      ----------

India - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004                           INR29,929          585             .00
                                                                                           ----------      ----------
                                                                                           585             .00
                                                                                           ----------      ----------

Indonesia - 0.21%

International Finance Co. 10.00% June 1, 2007                           1,950              1,521           .01
Indah Kiat International Finance:
  10.00% July 1, 2007                                                   9,375              6,656           .06
  11.875% June 6, 2002                                                  4,850              3,880           .03
Pindo Deli finance:                                                                                        .00
  10.25% October 1, 2002                                                4,825              3,390           .03
  10.75% October 1, 2007                                                14,290             10,039          .08
                                                                                           ----------      ----------
                                                                                           25,486          .21
                                                                                           ----------      ----------

Mexico  - 1.53%
Banco Nacional de Comercio Exterior, S.N.C.
  7.25% Februaary 2,2004                                                77,700             72,649          .59
Grupo Televisa, SA 0/13.25% May 15, 2008 (6)                            3,000              2,400           .02
Innova, S. de R.L. 12.875% Senior Notes due April 1, 2007               1,000              1,015           .01
Tubos de Acero de Mexico, SA 13.75% December 8, 1999
  (acquired 11/23/94, cost : $1,736,824)                                1,750              1,872           .01
United Mexican States Discount Bonds
  Series A unit 6.6938% December 31, 2019 (4)                           1,750              1,573           .01
  Series B 6.617% December 31, 2019(4)                                  1,000              899             .01
Series C 6.820% December 31, 2019 (4)                                   3,000              2,696           .02
Series D 6.6016% December 31, 2019 (4)                                  9,000              8,089           .06
United Mexican States Government
  8.625% March 12, 2008                                                 11,000             10,684          .09
  9.75% February 6, 2001                                                17,250             18,130          .15
  9.875% January 15, 2007                                               24,000             25,020          .20
  11.375% September 15, 2016                                            15,930             17,802          .14
  11.50% May, 2026                                                      23,675             26,883          .22
                                                                                           ----------      ----------
                                                                                           189,712         1.53
                                                                                           ----------      ----------


Panama  - 0.64%
Republic of Panama:
  8.875% September 30, 2007                                             500                473             .00
  Interest Reduction Bonds 3.75% July 17, 2014                                                             .00
  (acquired 11/08/95, cost : $7,894,000) (10 (4)                        13,864             10,398          .08
 Past Due Interest Bond :
  6.5625% July 17, 2016                                                 84,247             65,080          .53
  6.5625% July 17, 2016                                                                                    .00
  (acquired 6/21/96, cost: $2,938,000) (1) (4)                          4,271              3,300           .03
                                                                                           ----------      ----------
                                                                                           79,251          .64
                                                                                           ----------      ----------
Peru  - 0.35%
Front Loaded Interest Reduction Bond 3.25%
 3.25% March 7,2017 (acquired 8/5/96, cost : $6,404, 000) (1) (4)       10,900             6,153           .05
Past Due Interest Bonds:
  4.00% July 17, 2016                                                   47,750             29,725          .24
  4.00% July 17, 2016
 (acquired 3/7/97, cost: $14,761,000)(1)(4)                             22,235             13,841          .11
                                                                                           ----------      ----------
                                                                                           49,719          .40
                                                                                           ----------      ----------

Philippines  - 0.33%
Republic of Philippines
Front Loaded Interest Reduction Bond Series B 5.00%
  June 1, 2008                                                          14,250             12,611          .10
  8.75% October 7, 2016                                                 11,500             10,839          .09
  8.875% April 15, 2008                                                 17,750             16,973          .14
                                                                                           ----------      ----------
                                                                                           40,423          .33
                                                                                           ----------      ----------
Poland  - 0.15%
Republic of Poland Past Due Interest Bond 4.00%
October 27, 2014(4)                                                     17,000             15,334          .12
Poland Govt Bond PLN 14.0% 02-12-00                                     Pln12200           3,235           .03
                                                                                           ----------      ----------
                                                                                           18,569          .15
                                                                                           ----------      ----------


Russian Federation  - 0.05%
Russia 12.75% 06-24-28
  (acquired 6/18/98, cost: $896,000)                                    910                811             .01
Russia Principal Loan 6.625% due December 15,2020 (4)                   10,784             5,109           .04
                                                                                           ----------      ----------
                                                                                           5,920           .05

Korea  - 0.03%
Korea Development Bank:
  6.5% November 15, 2002                                                700                588             .01
  6.625% November 21, 2003                                              3,000              2,424           .02
  6.75% December 1, 2005                                                200                161
  7.375% September 17, 2004                                             700                577             .00
                                                                                           ----------      ----------
                                                                                           3,750           .03
                                                                                           ----------      ----------

Thailand  - 0.01%
Advance Agro PCL Senior Unsecured Notes 13.00%
  November 15, 2007 (acquired 11/19/97,
  cost: $1,127,000)                                                     1,250              1,244           .01
                                                                                           ----------      ----------
                                                                                           1,244           .01
                                                                                           ----------      ----------
Venezuela  - 0.87%
Republic of Venezuela
Front Loaded Interest Reduction
Series A Eurobonds 6.625% March 31, 2007 (4)                            10,071             8,369           .07
Series B Eurobonds 6.625% March 31, 2007 (4)                            9,428              7,835           .06
Debt Conversion Bonds:
  6.8125%  December 18, 2007 (4)                                        73,738             61,409          .50
  9.25% September 15, 2027                                              38,375             29,789          .24
                                                                                           ----------      ----------
                                                                                           107,402         .87
                                                                                           ----------      ----------


                                                                                           ----------      ----------
TOTAL BONDS AND NOTES (cost: $ 875,461,000)                                                859,427         6.95
                                                                                           ----------      ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 7.19%

ABN-AMRO North America Finance Inc. 5.55% due 8/5/98                    46,800             $46,543         .38
American Express Credit Corp 5.57% due 8/21/98                          22,500             $22,321         .18
Arco British Ltd. 5.56% due 7/17-8/24/98                                29,800             29,636          .24
Bayer Corp. 5.53% due 7/7-7/14/98                                       52,400             52,328          .42
Canada Bills 5.52%-5.53% due7/15-8/14/98                                65,000             64,627          .52
Commerzbank U.S. Finance Inc. 5.55% due 7/1/98                          26,300             26,296          .21
Daimler-Benz North American Corp.5.55% due 7/9-7/21/98                  63,900             63,717          .52
Deutsche Bank Financial Inc.5.55%-5.56% due 7/6-7/23/98                 44,665             44,599          .36
Diageo Capital PLC 5.54%-5.55% due 7/24-9/4/98                          58,000             57,560          .47
France Telecom, SA 5.56% due 7/24/98                                    25,605             25,511          .21
Glaxo Wellcome PLC 5.53%-5.54% due 7/16/98                              50,000             49,875          .41
Lloyds Bank PLC 5.54% due 7/6/98                                        30,000             29,973          .24
National Australia Funding(Delaware) Inc. 5.56% due 9/17/98             35,000             34,574          .28
Novartis Finance Corp. 5.53%-5.60% due 7/8-8/24/98                      45,000             44,755          .36
Reed Elsevier Inc. 5.56% due 9/9-9/11/98                                51,000             50,435          .41
Repsol International Finance Corp. 5.53% due 7/22-8/10/98               55,000             54,729          .44
Societe Generale NA Inc. 5.55%-5.58% due 7/7-8/18/98                    29,000             28,826          .23
Svenska Handelsbanken Inc. 5.54% due 7/14-8/11/98                       51,200             50,984          .41
Telstra Corp. Ltd. 5.58%-5.59% due 7/30-8/17/98                         40,000             39,773          .32
Toyota Motor Credit Corp. 5.56%-5.58% due 8/21-8/27/98                  51,000             50,562          .41
Xerox Capital(Europe) PLC 5.57% due 8/13/98                             21,500             21,355          .17
                                                                                           ----------      ----------
                                                                                           888,979         7.19
                                                                                           ----------      ----------

Federal Agency Discount Notes  - 0.51%

Fannie Mae 5.45% due 8/24/98                                            47,700             47,302          .38
Freddie Mac 5.48%-5.50% due 7/2/98                                      15,400             15,395          .13
5.59%-5.72% due 7/2/98
                                                                                           ----------      ----------
                                                                                           62,697          .51
                                                                                           ----------      ----------
Certificates of Deposit  - 0.48%
Wsdeutch Landesbank Girozentrale 5.57% due 7/23/98                      30,000             30,000          .24
                                                                                           ----------      ----------


Non-U.S. Government -Short Term Obligations  - 2.02%
Polish Government Treasury Bills DUE 12/9/98-3/17/98                    PLZ388,830         98,895          .80
Turkey Government Teasury Bills due 7/15-11/4/98                        TRL45,092          150,321         1.22
                                                                                           ----------      ----------
                                                                                           249,216         2.02
                                                                                           ----------      ----------

Non-U.S. Currency  - 0.07%
Chilean Peso                                                            CHP175,049         374             .00
Taiwanese Dollar                                                        NT$288,403         8,396           .07
                                                                                           ----------      ----------
                                                                                           8,770           .07
                                                                                           ----------      ----------


TOTAL SHORT-TERM SECURITIES (cost:$1,282,630,000)                                          1,239,662       10.03
                                                                                           ----------      ----------
TOTAL INVESTMENT SECURITIES (cost: $13,083,356,000)                                        12,338,334      99.79

Net unrealized appreciation on foreign currency contracts (7)                              (3,795)         (.03)
Excess of cash and receivables over liabilities (6)
(excludes open foreign currency contracts)                                                 29,776          .24
                                                                                           ----------      ----------
NET ASSETS                                                                                 $12,364,315     100.00
                                                                                           ===========     ==========

1. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 1998, the total  market value and cost of such securities was $545,554,000 and $453,196,000, respectively, and the market value represented 4.41% of net assets.  Such securities, excluding certain convertible bonds and
American Depositary Receipts, are valued at fair value.

2. Non- income-producing securities.

3.  The fund owns 5% or more or the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.

4. Coupon rate may change periodically.

5. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.

6. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.

7.  Included in the excess of cash and receivables over liabilities is the net receivable related to open foreign currency contracts.  As of June 30, 1998, the net receivable consists of the following:

                                                           Contract Amount                    U.S. Valuation at 6/30/98
                                                   --------------------------------      ----------------------------------

                                                       Non-U.S.          U.S.           Amount            Unrealized Appreciation
                                                       (000)             (000)          (000)             (Depreciation) (000)
----------------------------------------------------------------------------------------------------------------------------------

SALES:
Brazilian real expiring 9/15/98 -10/27/98              BRL1,288,873        $1,044,673     $1,079,420        $(34,747)
British Pounds expiring 3/17/99                        Gbp4,906            $7,920         $8,091            (171)
French francs expiring 3/17/99                         FRF24,753           4,131          4,143             (12)
German deutschemarks expiring 3/17/99                  DEM51,050           28,570         28,652            (82)
Malaysian Ringgits expiring 5/12/99                    MYR 169, 253        38,909         36,512            2,397
Mexican Pesos expiring 10/13/98                        MXN793,585          86,854         83,854            3,000
South African Rands expiring 1/12/99-6/22/99           ZAR1,506,514        278,290        236,722           41,568
Swiss Francs expiring 3/17/99                          CHF6,225            4,400          4,201             199
Taiwan dollars expiring 8/31/98                        TWD2,379,478        69,191         68,638            553
Venezuelan Bolivars expiring 1/13/99                   VEB 11,325,315      17,949         14,470            3,479

PURCHASE:
Indonesian rupiah expiring 10/7/98 - 2/9/99            IDR337,913,840      38,630         18,651            (19,979)
FOREIGN CURRENCY CONTRACTS - NET                                                                            $(3,795)
                                                                                                            ===========
Non-U.S. Currency Symbols:

ARS - Argentine Peso
CAD - Canadian Dollar
CHF - Swiss Franc
CLP - Chilean Peso
DEM - German Deutsche Mark
FRF - French Franc
IDR - Indonesian Rupiah
INR - Indian Rupee
GBP - British Pound
MXN - Mexican Peso
MYR - Malaysian Ringgit
PHP - Philippine Peso
PLN - Polish Zloty
BRL - Brazilian Real
TRL - Turkish Lira
TWD - Taiwan Dollar
VEB - Venezuelan Bolivar
ZAR - South African Rand


See Notes to Financial Statements
EQUITY SECURITIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31,1997
--------------------------------
Aneka Tambang
APP Finance (VI) Mauritius
Argosy Mining
@ Entertainment
Billiton
CEN Geradoras
Compal Electronics
Eletricidade do Estado do Rio de Janeiro - CERJ
Empresa Paulista de Transmisao de Energia
 Eletrica - EPTE
Ergobank
EXBUD
Gener
Glencar Mining
KGHM Polska Mied'z
Laboratorio Chile
Legend Holdings
Lite-On Technology
Malaysian Pacific Industries
MATAV, Hungarian Telecommunications
Mirae
Niko Resources
PPB Oil Palms
PTT Exploration and Production
Qingling Motors
Semen Gresik
Star Cruises
Telecomunicacoes de Sao Paulo - Telesp Celular
Turkiye Garanti Bankasi


EQUITY SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE DECEMBER 31, 1997
-------------------------------------
Abacan Resource
Acer
Alphatec Electronics
Arab-Malaysian Finance
Ayudhya Jardine CMG Life Assurance
Banco Bansud
Bangkok Insurance
Beijing Datang Power Generation
Chilgener
China North Industries Investment
COFAP - Companhia Fabricadora de Pecas
Compania de Cemento Argos
Daegu Bank
Foodcorp
Gez Investments Holding
Hanil Bank
Harbin Power Equipment
Housing & Commercial Bank
Hyundai Electronics
K.R. Precision
LG Chemical
LG Industrial Systems
Lojas Arapua
Malayan Banking
MBf Capital
Mosel Vitelic
Nakhornthai Integrated Steels
Nedcor
New Straits Times Press (Malaysia)
PT Panin Bank
PT Panin Indonesia
Philippine Commercial International Bank
Renong
Resorts World
PT Semen Cibinong
Shanghai Diesel Engine
Sigma Alimentos
PT Sorini
Tanjong
PT Tigaraksa Satria
U-Ming Marine Transport
United Microelectronics
Zhenhai Refining & Chemical
Emerging Markets Growth Fund, Inc.

Financial Statements

Statement of Assets and Liabilities
at June 30, 1998                                        (dollars in thousands)
---------------------------------------------------------------------------------------
Assets:
   Investment securities at market (cost                                   $12,338,334
      $13,083,356)
   Cash                                                                    3,607
   Receivables for -
      Sales of investments                                $29,404
      Sales of fund's shares                              20,741
      Dividends and accrued interest                      70,208           120,353

                                                                           12,462,294

Liabilities:
   Non-U.S. taxes payable                                                  3,649
   Payables for -
      Purchases of investments                            42,290
      Unfunded capital commitments                        39,567
      Open forward currency contracts                     3,795
      Management services                                 6,422
      Accrued expenses                                    2,256            94,330

                                                                           97,979
Net Assets at June 30, 1998 -
   Equivalent to $46.05 per share on
   268,494,501 shares of $0.01 par value
   capital stock outstanding (authorized
   capital stock -- 400,000,000 shares)                                    $12,364,315

Emerging Markets Growth Fund, Inc.

Statement of Operations
For the Year Ended June 30, 1998
(dollars in thousands)

Investment Income:
   Income:
      Dividends                                           $211,314
      Interest                                            247,577          $458,891

   Expenses:
      Management services fee                             84,252
      Custodian fee                                       14,513
      Registration statement and prospectus               1,247
      Auditing and legal fees                             414
      Reports to shareholders                             41
      Taxes other than federal
         income tax                                       235
      Other expenses                                      2,793            103,495

   Income before non-U.S. taxes                                            355,396
   Non-U.S. taxes                                                          (4,677)

   Net investment income                                                   350,719

REALIZED LOSS AND UNREALIZED
   DEPRECIATION ON INVESTMENTS:
   Realized loss before non-U.S. taxes                    (43,286)
   Non-U.S. taxes                                         (2,504)

      Net realized loss                                                    (45,790)

   Net change in unrealized depreciation on
      investments                                         (4,655,464)
   Net change in unrealized depreciation
      on open forward currency contracts                  (3,342)

         Net unrealized depreciation                      (4,658,806)
         Non-U.S. taxes                                   14,837           (4,643,969)

      Net realized loss and unrealized
         depreciation on investments                                       (4,689,759)

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         $(4,339,040)


Emerging Markets Growth Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS
(DOLLARS IN THOUSANDS)

                                                             Year Ended June 30
                                                              1998            1997
                                                          ------------     -----------
OPERATIONS:
   Net investment income                                  $350,719         $276,260
   Net realized gain (loss) on investments                (45,790)         480,316
   Net unrealized appreciation
      (depreciation) on investments                       (4,643,969)      2,179,832

      Net increase (decrease) in net assets
         resulting from operations                        (4,339,040)      2,936,408

DIVIDENDS AND DISTRIBUTIONS PAID
   TO SHAREHOLDERS:
   Dividends from net
      investment income                                   (545,105)        (304,645)
   Distributions from net realized
      gain on investments                                 (722,874)        (160,065)

      Total dividends and
         distributions                                    (1,267,979)      (464,710)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
   52,680,219 and 37,177,633 shares,respectively          3,164,945        2,214,203
   Proceeds from shares issued in
      reinvestment of net investment
      income dividends and
      distributions of net realized
      gain on investments:
      24,142,868 and 7,713,936 shares,
      respectively                                        1,222,745        447,083

      Net increase in net assets
         resulting from capital share
         transactions                                     4,387,690        2,661,286

Total Increase (Decrease) in Net Assets                   (1,219,329)      5,132,984

Net Assets:
   Beginning of period                                    13,583,644       8,450,660

   End of period (including
      excess distributions over
      net investment income: $270,619
      and $39,274, respectively)                          $12,364,315      $13,583,644

EMERGING MARKETS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

Dividend income, and interest income, net realized gain and net unrealized gain of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Interest income derived in Turkey is subject to non-U.S. tax at a rate of 13.2%. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Net realized gain and net unrealized gain of the fund derived in Venezuela are subject to certain non-U.S. taxes at rates between 15% and 34%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of June 30, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $768,688,000, of which $2,190,583,000 related to appreciated securities and $2,959,271,000 related to depreciated securities. During the year ended June 30, 1998, the fund realized, on a tax basis, a net capital gain of $370,514,000 on securities transactions. Net gains related to non-U.S. currency transactions of $164,264,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $13,449,588,000 at June 30, 1998.

4. The fee of $84,252,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1998, accumulated undistributed net realized loss on investments was $370,531,000 and additional paid-in capital was $13,752,774,000. The fund reclassified $36,959,000 from undistributed net investment income to additional paid-in capital and $47,862,000 from additional paid-in capital to undistributed net realized gain for the year ended June 30, 1998.

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,947,960,000 and $2,870,087,000, respectively, during the year ended June 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $14,513,000 includes $305,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 1998, such non-U.S. taxes were $14,861,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity securities and bonds, on a book basis, were $34,591,000 for the year ended June 30, 1998.

EMERGING MARKETS GROWTH FUND, INC.

FINANCIAL STATEMENTS
PER-SHARE DATA AND RATIOS
                                                                         Year Ended June 30
                                                      --------------------------------------------------------
                                                        1998         1997        1996        1995        1994
                                                      ---------------------------------------------------------
Net Asset Value, Beginning of Period                   $70.87       $57.57      $52.36      $58.75      $44.95

           INCOME (LOSS) FROM INVESTMENT
           OPERATIONS:
                 Net investment income                 1.56         1.61        1.30        0.87        0.53
                 Net realized and unrealized
                 gain (loss) on investments
                 before non-U.S. taxes                 (20.69)      14.51       6.49        (0.79)      15.29
                 Non-U.S. taxes                        0.05         (0.01)      (0.01)      (0.03)      (0.39)
                                                       -------      ------      ------      ------      ------
                       Total income (loss) from
                          investment operations        (19.08)      16.11       7.78        0.05        15.43
                                                       -------      ------      ------      ------      -------
           LESS DISTRIBUTIONS:
                 Dividends from net
                    investment income                 (2.36)       (1.79)      (1.30)      (0.63)      (0.49)
                 Distributions from net
                    realized gains                    (3.38)       (1.02)      (1.27)      (5.81)      (1.14)
                                                      ------       ------      ------      ------      -------
                       Total distributions            (5.74)       (2.81)      (2.57)      (6.44)      (1.63)
                                                      ------       ------      ------      ------      -------
Net Asset Value, End of Period                        $46.05       $70.87      $57.57      $52.36      $58.75
                                                      ======       =======     =======     =======     =======
Total Return                                          (27.56)%     29.17%      15.49%      (1.22)%     34.33%

RATIOS/SUPPLEMENTAL DATA:
           Net assets, end of period
              (in millions)                           $12,364      $13,584     $8,451      $5,572      $4,170
           Ratio of expenses to average
              net assets                              .76%         .78%        .84%        .91%        1.00%
           Ratio of expenses and non-U.S.
              taxes to average net assets             .80%         .78%        .85%        .94%        1.04%
           Ratio of net income to average
              net assets                              2.58%        2.74%       2.54%       1.70%       .91%
           Average commissions paid
              per share*                              .06 cents   .13 cents   .10 cents   .02 cents   .01 cents
           Portfolio turnover rate                    23.41%       23.75%      17.78%      23.75%      18.13%

*Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 1998, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers, LLP
Los Angeles, California

August 14, 1998